Registration No. 333-49347
                                                               ICA No. 811-08729

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 31, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                             [X]

                         Pre-Effective Amendment No. ___

                         Post-Effective Amendment No. 3                    [X]
                                                    -----
                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                 Amendment No. 4                           [X]
                        (Check Appropriate Box or Boxes)                   [X]

                             Millennium Funds, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             400 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (415) 835-5900
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                Robert A. Dowlett
                             Millennium Funds, Inc.
             400 Montgomery Street, San Francisco, California 94104
             -------------------------------------------------------
                     (Name and Address of Agent For Service)

                                 With a copy to:

                             R. Darrell Mounts, Esq.
                           Kirkpatrick & Lockhart LLP
                             Four Embarcadero Center, 10th Floor
                             San Francisco, CA 94111

                 As soon as practicable after the effective date
                 -----------------------------------------------
                 (Approximate Date of Proposed Public Offering)

                             Shares of Common Stock
                             ----------------------
                     (Title of Securities Being Registered)

         It is proposed that this filing will become effective (check appropriate box):

_        immediately upon filing pursuant to paragraph (b).
X        on November 1, 2001 pursuant to paragraph (b).
- -
_        60 days after filing pursuant to paragraph (a)(1).
_        on (date) pursuant to paragraph (a)(1).
_        75 days after filing pursuant to paragraph (a)(2).
_        on (date) pursuant to paragraph (a)(2) of Rule 485.

         REGISTRANT DECLARES THAT AN INDEFINITE AMOUNT OF ITS SHARES OF COMMON STOCK IS BEING REGISTERED BY THE REGISTRATION STATEMENT PURSUANT TO SECTION 24(F) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND RULE 24F-2 THEREUNDER.

                             Millennium Funds, Inc.








                                   PROSPECTUS
                                November 1, 2001










                             Millennium Funds, Inc.



                           THE MILLENNIUM GROWTH FUND

                      THE MILLENNIUM GROWTH & INCOME FUND







                                   PROSPECTUS

                                November 1, 2001





Non-diversified mutual funds that seek to invest in companies with the potential for above average growth in earnings.

Shares of the Funds are offered to investors without any sales charges or Rule 12b-1 fees.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.





TABLE OF CONTENTS
                                                                            Page

RISK/RETURN SUMMARY .......................................................    1
The Millennium Growth Fund ................................................    1
        Performance and Volatility ........................................    3
        Investor Expenses .................................................    4

The Millennium Growth & Income Fund .......................................    6
        Performance and Volatility ........................................    7
        Investor Expenses .................................................    9

INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS ..............................   11
        The Millennium Growth Fund ........................................   11
        The Millennium Growth & Income Fund ...............................   12
        More Information About Investments and Risks ......................   13

MANAGEMENT ................................................................   15

YOUR ACCOUNT ..............................................................   16
        How to Contact the Funds ..........................................   16
        General Information ...............................................   16
        When and How NAV Is Determined ....................................   17
        How to Buy Shares of the Funds ....................................   17
        How to Sell Shares of the Funds ...................................   21

OTHER INFORMATION .........................................................   24
        Distributions .....................................................   24
        Taxes .............................................................   24

FINANCIAL HIGHLIGHTS ......................................................   26


RISK/RETURN SUMMARY - THE MILLENNIUM GROWTH FUND What is the Millennium Growth Fund's investment objective?
The investment objective of the Millennium Growth Fund (the "Growth Fund") is growth of capital.

How does the Growth Fund seek to achieve its investment objective?
Millennium Capital Advisors, Inc. (the "Advisor") selects equity securities for the Growth Fund's portfolio that it believes are experiencing, or have the potential to experience, growth in earnings that exceed the average growth rate of companies within the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The Advisor will also consider the relationship between the price/earnings ratio of the security and its expected growth rate.

What are the principal risks of investing in the Growth Fund?

Stock Market Volatility. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly. There is a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Growth Investing. Growth stocks can perform differently than the market as a whole and other types of stocks. The prices of growth stocks may increase or decrease significantly in response to unexpected earnings reports or other news about the company.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer's securities can rise or fall dramatically in response to such things as better or worse than expected earnings reports, news about the development of a promising product, or the loss of key management personnel. There is also the risk that the Advisor's assessment of the growth potential of a specific security may prove incorrect.

Non-Diversification. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers than a diversified mutual fund. As a result, poor performance of a particular security could have a more significant impact on the Fund's performance than it would on the performance of a diversified fund.

Small Companies. The Growth Fund may invest without limit in companies with a market capitalization of less than $500 million. Stocks of such companies are subject to more abrupt or erratic price movements than the stocks of larger companies. In addition, smaller companies usually do not pay significant dividends. Although income is not a primary goal of the Growth Fund, dividends tend to cushion returns in a falling market.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which no liquid trading market exists. The illiquid securities in which the Fund may invest include investment partnerships, unregistered securities of private companies, and other securities that have legal or contractual restrictions on resale. Most mutual funds do not hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments.

Who may want to invest in the Growth Fund? You may want to purchase shares of the Fund if:

  o You are willing to tolerate significant changes in the value of your investment
  o You are pursuing a long-term goal
  o You are willing to accept higher short-term risk for potential long-term returns

The Fund may not be appropriate for you if:

  o You need regular income or stability of principal
  o You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE AND VOLATILITY
The following bar chart and table gives some indication of the risks of investing in the Growth Fund by showing changes in the Fund's performance from year to year since the Fund's inception and by comparing the Fund's performance to the S&P 500 Index, a commonly accepted broad measure of stock market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

The returns in the chart take into account the effect of fee waivers and expense reimbursements by the Advisor. If the fee waivers and expense reimbursement had not been in effect, the Fund's return would be lower than that shown.

                             MILLENNIUM GROWTH FUND
                    Per Share total return per calendar year




[Graph Depicted Here]

Graphs shows performance per share for the years 1998, 1999, and 2000


The year-to-date return of the Growth Fund as of the end of the most recent quarter ended September 30, 2001, was -50.59%. During the period shown in the bar chart, the Growth Fund's highest return for a quarter was 92.42% (quarter ended December 31, 1999) and the lowest return for a quarter was -31.67% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31)
The returns in the following table include the effect of fee waivers and expense reimbursements by the Advisor. If those waivers and reimbursements had not been in effect, the return would have been lower than that shown.

                                                                        Since
                                       2000       1999       1998     Inception
                                      ------     -------    ------    ---------
Millennium Growth Fund* ..........   -41.58%     103.59%    88.53%      24.53%
S&P 500 Index** ..................    -9.94%      21.04%    28.34%      10.75%


------------
*  The Fund commenced operations on July 16, 1997.
** The S&P 500 Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's return, however, they do not reflect any fees or expenses.

INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS FEES (paid directly from your investments):
Redemption Fee (on shares held less than 180 days)1 ............. 2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, as a percentage of net assets):
Management Fees ................................................  0.95%
Distribution and/or Service (Rule 12b-1) Fees ..................  0.00%
Other Expenses2 ................................................  1.55%
                                                                  ----
TOTAL ANNUAL FUND OPERATING EXPENSES ...........................  2.50%
Fee Waiver and Expense Reimbursements3 .........................  None
                                                                  ----
NET EXPENSES ...................................................  2.50%
                                                                  ====

1 Shares held less than 180 days are subject to a 2% Redemption Fee. For an explanation of Redemption Fees see page 24.

2 Other Expenses include, administrative, custody, transfer agency, shareholder servicing and other fees and expenses. Other Expenses have been adjusted to reflect current expenses.

3 Actual Total Annual Operating Expenses for fiscal year ended June 30, 2001 were 2.01% after fee waivers and expense reimbursements of .84% by the Advisor, that were provided for in an agreement between the Fund and the Advisor that terminated October 31, 2001. The Advisor has entered into a new contractual waiver agreement with the Fund to waive some or all of its advisory fees or reimburse certain expenses of the Fund so that Total Operating Expenses, excluding interest and extraordinary expenses, will not exceed 2.50% of its net assets through October 31, 2002. Fees waived or expenses reimbursed by the Advisor are subject to possible recoupment by the Advisor.

EXAMPLE:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Neither the 5% rate of return nor the expenses shown above should be considered indications of past or future returns and expenses. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                  1 YEAR  3 YEARS  5 YEARS   10 YEARS
                  ------  -------  -------   --------
                   $253     $779    $1,331    $2,836

RISK/RETURN SUMMARY - THE MILLENNIUM GROWTH & INCOME FUND

What is the Millennium Growth & Income Fund's investment objective?
The investment objective of the Millennium Growth & Income Fund (the "Growth & Income Fund") is to seek growth of capital and dividend income.

How does the Growth & Income Fund seek to achieve its investment objective?
The Advisor selects equity securities for the Growth & Income Fund's portfolio that it believes are experiencing, or have the potential to experience, growth in earnings that exceed the average growth rate of companies within the S&P 500 Index and that will provide dividend income. The Advisor will consider the relationship between the price/earnings ratio of the security and its expected growth rate.

What are the principal risks of investing in the Growth & Income Fund?

Stock Market Volatility. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund is subject to the general risk that the value of the Fund's investments may decline if the stock markets perform poorly. There is a risk that a Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

Growth Investing. Growth stocks can perform differently than the market as a whole and other types of stocks. The prices of growth stocks may increase or decrease significantly in response to unexpected earnings reports or other news about the company.

Issuer Specific Changes. The value of an individual security can be more volatile, and can perform differently, than the market as a whole. The price of an individual issuer's securities can rise or fall dramatically in response to such things as better or worse than expected earnings reports, news about the development of a promising product, or the loss of key management personnel. There is also the risk that the Advisor's assessment of the growth potential of a specific security may prove incorrect.

Non-Diversification. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers than a diversified mutual fund. As a result, poor performance of a particular security could have a more significant impact on the Fund's performance than it would on the performance of a diversified fund.

Small Companies. The Growth & Income Fund may invest without limit in companies with a market capitalization of less than $500 million. Stocks of such companies are subject to more abrupt or erratic price movements than the stocks of larger companies. In addition, smaller companies usually do not pay significant dividends.

Illiquid Securities. The Fund may invest up to 15% of its net assets in securities for which no liquid trading market exists. The illiquid securities in which the Fund may invest include investment partnerships, unregistered securities of private companies, and other securities that have legal or contractual restrictions on resale. Most mutual funds do not hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days.

You could lose money on your investment in the Fund, or the Fund may not perform as well as other possible investments.

Who may want to invest in the Growth & Income Fund? You may want to purchase shares of the Fund if:

o  You are willing to tolerate fluctuations in the value of your investment
o  You are seeking income in addition to growth of your investment
o  You are pursuing a long-term goal
o You are willing to accept higher short-term risk for potential long-term returns

The Fund may NOT be appropriate for you if:
o  You need stability of principal
o  You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE AND VOLATILITY

The following bar chart and table gives some indication of the risks of investing in the Growth and Income Fund by showing changes in the Fund's performance from year to year since the Fund's inception and by comparing the Fund's performance to the S&P 500 Index, a commonly accepted broad measure of stock market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

The returns in the chart take into account the effect of fee waivers and expense reimbursements by the Advisor. If the fee waivers and expense reimbursement had not been in effect, the Fund's return would be lower than that shown.

                        MILLENNIUM GROWTH & INCOME FUND
                    per share total return per calendar year


[Graph Depicted Here]

Graphs shows performance per share for the years 1999 and 2000.

The year-to-date return of the Growth & Income Fund as of the end of the most recent quarter ended September 30, 2001, was -48.13%. During the period shown in the bar chart, the Growth & Income Fund's highest return for a quarter was 91.51% (quarter ended December 31, 1999) and the lowest return for a quarter was -30.82% (quarter ended September 30, 2001).


AVERAGE ANNUAL TOTAL RETURN
(for the periods ended December 31)

The returns in the following table take into account the effect of fee waivers and expense reimbursements by the Advisor. If the fee waivers and expense reimbursement had not been in effect, the Fund's return would be lower than that shown.
                                                              Since
                                        2000      1999      Inception
                                       ------    ------     ---------
Millennium Growth & Income Fund*      (24.64%)   97.22%       28.52%
S&P 500 Index**                        (9.94%)   21.04%        6.33%

------------
*  The Growth & Income Fund commenced operations on June 26, 1998.
** The S&P 500 Index is an unmanaged index. Index returns assume reinvestment of dividends; unlike the Fund's return, however, they do not reflect any fees or expenses.

INVESTOR EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(paid directly from your investments):
Redemption Fee (on shares held less than 180 days)1 ..................  2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, as a percentage of net assets):
Management Fees ......................................................  0.95%
Distribution and/or Service (Rule 12b-1) Fees ........................  0.00%
Other Expenses2 ......................................................  1.55%
                                                                        ----
TOTAL ANNUAL FUND OPERATING EXPENSES .................................  2.50%
Fee Waiver and Expense Reimbursements3 ...............................  None
                                                                        ----
NET EXPENSES .........................................................  2.50%
                                                                        ====

1 Shares held less than 180 days are subject to a 2% Redemption Fee. For an explanation of Redemption Fees see page 24.

2 Other Expenses include, administrative, custody, transfer agency, shareholder servicing and other fees and expenses. Other Expenses has been adjusted to reflect current expenses.

3 Actual Total Annual Operating Expenses for fiscal year ended June 30, 2001 was 2.05% after fee waivers and expense reimbursements of 0.89% by the Advisor, that were provided for in an agreement between the Fund and the Advisor that terminated October 31, 2001. The Advisor has entered into a new contractual waiver agreement with the Fund to waive some or all of its advisory fees or reimburse certain expenses of the Fund so that Total Operating Expenses, excluding interest and extraordinary expenses, will not exceed 2.50% of its net assets through October 31, 2002. Fees waived or expenses reimbursed by the Advisor are subject to possible recoupment by the Advisor.

EXAMPLE:
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Neither the 5% rate of return nor the expenses shown above should be considered indications of past or future returns and expenses. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 YEAR   3 YEARS    5 YEARS     10 YEARS
                         ------   -------    -------     --------
                          $253      $779      $1,331      $2,836

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS -
MILLENNIUM GROWTH FUND

This section of the prospectus describes the investment objective of the Growth Fund, how the Advisor tries to achieve that objective, and the principal risks of investing in the Growth Fund.

What is the Growth Fund's investment objective? The investment objective of the Growth Fund is to seek growth of capital. The Growth Fund's investment objective is fundamental and may not be changed without shareholder approval.

How does the Growth Fund try to achieve its investment objective? Under normal market conditions, the Growth Fund will invest at least 65% of its total assets in common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants.

The Fund invests in small, medium and large companies. The size of a company is measured by its "market capitalization." The market capitalization of a company is the price of a share of the company's stock multiplied by the number of shares of stock it has outstanding.

A company is considered small if its market capitalization is less than $500 million at the time of investment. The Fund may invest without limit in stocks of small companies.

In seeking investments for the Fund, the Advisor's primary emphasis is on evaluating a company's management, growth prospects, business operations, competitive forces, revenues, earnings, cash flow and balance sheet in relation to its share price. The Advisor may select stocks that it believes offer substantial growth in any or all of the above criteria and/or stocks that it believes are undervalued relative to its current price.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS -
MILLENNIUM GROWTH & INCOME FUND

This section of the prospectus describes the investment objective of the Growth & Income Fund, how the Advisor tries to achieve that objective, and the principal risks of investing in the Fund.

What is the Growth & Income Fund's investment objective? The investment objective of the Growth & Income Fund is to seek growth of capital and dividend income. The Fund's investment objective is fundamental and may not be changed without shareholder approval.

How does the Growth & Income Fund try to achieve its investment objective? Under normal market conditions, the Growth & Income Fund will invest at least 65% of its total assets in common stocks and securities having the characteristics of common stocks, such as convertible securities, rights and warrants.

The Fund invests in small, medium and large companies. The size of a company is measured by its "market capitalization." The market capitalization of a company is the price of a share of the company's stock multiplied by the number of shares of stock it has outstanding.

A company is considered small if it has a market capitalization of less than $500 million at the time of investment. The Fund may invest without limit in stocks of small companies.

In seeking investments for the Fund, the Advisor looks for companies with growth potential and that provide dividend income. Before investing, the Advisor evaluates a company's management, growth prospects, business operations, competitive forces, revenues, earnings, cash flow and balance sheet in relation to its share price. The Advisor may select stocks that it believes offer substantial growth in any or all of the above criteria and/or stocks that it believes are undervalued relative to its current price.

MORE INFORMATION ABOUT INVESTMENTS AND RISKS
Options On Securities And Securities Indices. Each Fund may purchase put and call options and write (sell) covered call options on securities and financial indices. These are instruments that give the Fund the right to buy or sell a particular security, such as a stock or group of stocks, in the future at a pre-determined price. The Advisor may use these options strategies for a variety of reasons: to hedge against the risk of fluctuations in the prices of securities that a Fund holds or may purchase; as an efficient means to adjust a Fund's overall exposure to certain markets; in an effort to enhance income; as a cash management tool; or to protect the value of a Fund's portfolio securities.

There is no assurance that the Advisor will be able to hedge successfully. A Fund's ability to use these instruments successfully will depend on the Advisor's ability to accurately predict movements in the prices of securities, interest rates and the securities markets. The prices of options can be very volatile. Investing for hedging purposes may result in certain transaction costs, which may reduce the Fund's total return.

Temporary Defensive Measures. In order to respond to adverse economic, market, political or other conditions, a Fund may assume a temporary defensive position and invest without limit in cash and cash equivalents such as prime commercial paper, short-term debt securities, including euro deposits, and money market instruments, and by entering into repurchase agreements. These investments are inconsistent with the Funds' primary investment strategies. During such times, a Fund may not be pursuing its investment objective. Movements in and out of a temporary defensive position will increase a Fund's portfolio turnover rate and transaction costs, and may negatively impact a Fund's performance.

Lending Securities. Each Fund may lend its portfolio securities to brokers, dealers or other financial institutions. Neither Fund may loan more than one-third of its total assets. The principal risk of securities lending is that the institution borrowing the securities may become insolvent. In this event, the Fund could experience delays in recovering its securities and possibly capital losses.

Short Selling. Each Fund may sell securities short by borrowing securities it does not own and selling them. A Fund is then obligated to replace the securities borrowed by purchasing them at the market price at the time of replacement. If the securities sold short increase in value between the time of sale and the time a Fund purchases them, the Fund will incur a loss. On the other hand, if the securities decline in value, a Fund may repurchase them at a lower price and realize a profit.

Borrowing Money. Each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for "leverage", in order to facilitate the possible purchase of additional securities. Each Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of each Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value ("NAV") per share of each Fund tends to decrease more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Small Companies. Each Fund may invest without limit in stocks of small companies with a market capitalization less than $500 million. Investing in small companies involves greater risk than is customarily associated with more established companies. Stocks of small companies are subject to more abrupt or erratic price movements than the stocks of larger companies. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market. In addition, certain small companies in which a Fund may invest, such as those engaged in the technology sector, are increasingly sensitive to short product cycles and aggressive pricing caused by the competitive pressures of advancing technology and the number of companies and product offerings which continue to expand. To the extent that either Fund does invest in small capitalization stocks, there is the risk that its portfolio will be less marketable and may be subject to greater fluctuations in price than a portfolio holding stocks of larger issuers. Small capitalization stocks often pay no dividends.

Initial Public Offerings. In prior periods, the Funds have each participated in initial public offerings ("IPOs"), many of which were successful. As a result, these IPOs had a significant impact on the Fund's performance. There is no guarantee that there will be as many successful IPOs in the future, or that the Funds will continue to have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.

Venture Capital/Private Placements. Companies in which a Fund invests on a private basis ("venture capital investment companies") may not be able to successfully market or commercialize their technology, products or business concepts. This presents significant risk. Additionally, although some venture capital investment companies may already have a commercially successful product when a Fund invests, information technology products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Their inability to do so could affect a Fund's investment returns.

Illiquid Securities. Each Fund may invest up to 15% of its respective net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A domestically traded security that is not registered under the Securities Act of 1933 will not be considered illiquid if the Advisor determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Portfolio Turnover. The Funds generally do not trade in securities for short-term profits, but, when circumstances warrant, may buy or sell securities without regard to the length of time held. In general, the higher the volume of buying and selling, the greater the impact of brokerage commissions and other transaction costs on a Fund's return. A higher portfolio turnover rate may also generate capital gains that must be distributed to shareholders as income subject to taxation. The average portfolio turnover rate for domestic stock funds is approximately 121% according to Morningstar Inc. The portfolio turnover rates for the fiscal year ending June 30, 2001 for the Growth Fund and the Growth & Income Fund were 128% and 167%, respectively.

MANAGEMENT
The business of the Funds is managed under the direction of the Board of Directors (the "Board"). The Board formulates the general policies of the Funds and meets periodically to review the Funds' performance, monitor investment activities and practices, and discuss other matters affecting the Funds. Additional information regarding the Board, as well as the executive officers, may be found in the Funds' Statement of Additional Information ("SAI").

THE ADVISOR
The Funds' investment advisor is Millennium Capital Advisors, Inc., 400 Montgomery Street, Suite 800, San Francisco, California 94104. Subject to the general control of the Board, the Advisor makes investment decisions for the Funds. For its services, the Advisor receives an advisory fee at an annual rate of 0.95% of the average daily net assets of each Fund.

The Advisor, acting through its advisory affiliate, Ridgeway Helms Securities Corporation, has provided brokerage and asset management services to individuals and institutional investors since July 1995. The Advisor was organized under the laws of the State of California and registered as an investment advisor with the Securities and Exchange Commission in 1995.

PORTFOLIO MANAGER
Robert A. Dowlett is principally responsible for managing each Fund's portfolio. Mr. Dowlett is the President of the Advisor and has been active in the investment field professionally since 1992. Before founding the Advisor, he was a financial consultant and guided portfolio manager with Smith Barney Inc.

DISTRIBUTOR
Effective September 1,2001, the Funds self-distribute their own shares.

YOUR ACCOUNT
HOW TO CONTACT THE FUNDS
For more information about a Fund or your account, you may write to us at:

                             Millennium Funds, Inc.
                         8869 Brecksville Road, Suite C
                              Brecksville, OH 44141


Or you may call us toll free at (800) 535-9169.

GENERAL INFORMATION
You pay no sales charge to buy or sell (redeem) shares of the Funds. (Although not a sales charge, you will pay a 2.00% fee if you redeem shares that you have held less than 180 days -- see "Redemption Fee" on page 24.) You may buy or redeem shares at the NAV next calculated after the Transfer Agent receives your request in proper form. For instance, if the Transfer Agent receives your purchase request in proper form before 4:00 p.m. Eastern time, your transaction will be priced at that day's NAV. If the Transfer Agent receives your purchase request after 4:00 p.m. Eastern time, your transaction will be priced at the next calculated NAV. The Funds will not accept orders that request a particular day or price for the transaction or any other special conditions.

You will receive quarterly account statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive any confirmation or account statement.

During unusual market conditions, each Fund may temporarily suspend your right to sell your shares if the New York Stock Exchange ("NYSE") restricts trading, the SEC declares an emergency, or for other reasons. Additional information may be found in the Funds' SAI.

WHEN AND HOW NAV IS DETERMINED
Each Fund calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed. The time at which NAV is calculated may be changed in case of an emergency or if the NYSE closes early. Each Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. The Funds value securities for which market quotations are readily available at current market value. If market quotations are not readily available, then securities are valued at fair value, as determined by the Board.

HOW TO BUY SHARES OF THE FUNDS
TYPES OF ACCOUNTS
If you are making an initial investment in a Fund, you will need to open one of the following types of accounts:

Individual, Sole Proprietorship and Joint Accounts. Individual and sole proprietorship accounts are owned by one person, while joint accounts can have two or more owners. Each individual owner of a joint account may give instructions on purchases and redemptions without notice to the other owner (if the account has telephone privileges). Account Applications and written instructions to a Fund, or requests for transactions that require a signature guarantee, must be signed by both or all owners exactly as each name appears on the account.

Uniform Gift or Transfer to a Minor Accounts (UGMA, UTMA). Depending on the laws of your state, you can set up a custodial account under the Uniform Gift (or Transfers) to Minors Act. These custodial accounts provide a way to give money to a child and obtain tax benefits. You can give up to $10,000 a year per child without paying Federal gift tax under the Uniform Gift (or Transfers) to Minors Act. To open a UGMA or UTMA account, you must include the minor's social security number on the application, and the custodian, or trustee, of the UGMA or UTMA must sign instructions in a manner indicating trustee capacity.

Corporate and Partnership Accounts. To open a corporate or partnership account, or to send instructions to a Fund, the following documents are required:

o For corporations, a corporate resolution signed by an authorized person with a signature guarantee.

o For partnerships, a certification for a partnership agreement, or the pages from the partnership agreement that identify the general partners.

An authorized officer of the corporation or other legal entity must sign the application.

Trust Accounts. The trust must be established before you can open a trust account. To open the account you must include the name of each trustee, the name of the trust, and provide a certification for trust, or the pages from the trust document that identify the trustees.

Individual Retirement Accounts. The Funds offer IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

HOW TO OPEN AN ACCOUNT
By Telephone. To open an account by telephone, call (800) 535-9169 to obtain instructions and a fax number to which you should send your completed account application. The Transfer Agent will establish your account and contact you with your new account number.

After you have obtained an account number, you may instruct your bank to wire the amount of your investment to:

                             Fifth Third Bank
                             Cincinnati, OH
                             ABA # 042000314
                             Acct #992-19378
                             FBO Millennium Funds, Inc.

(Your bank may charge a fee to wire money.)

You will then need to mail a signed account application to:

                             Millennium Funds, Inc.
                         8869 Brecksville Road, Suite C
                              Brecksville, OH 44141



By Mail or Overnight Courier. To open an account by mail or overnight courier, please send your completed account application, together with a check made payable to:

                             Millennium Funds, Inc.
                         8869 Brecksville Road, Suite C
                              Brecksville, OH 44141


Your check must be in U.S. dollars and drawn on a bank located in the United States. We do not accept third-party checks, credit card checks, or cash.

Automatic Investment Plans. Automatic Investment Plans ("AIP") allow you to invest a specified amount of money in a Fund once or twice a month on the 5th and/or 20th of each month. Automatic investments must be for at least $100. The Funds do not charge a fee for this service.

To open an AIP account, complete the "Automatic Investment Plans" section on your account application, and mail it to us together with a voided check for the account from which payments will be made. These payments will be taken from your bank account by automated clearing house payment ("ACH"). To purchase additional shares using ACH payments, call the Transfer Agent at (800) 535-9169 and inform them of your purchase. These payments typically take two days. Your financial institution may charge you a fee for this service.

Purchases Through Third Parties. You may be able to invest in shares of a Fund through a broker-dealer or other financial institution, if the broker-dealer has made arrangements with the Distributor. If you invest through a broker-dealer or other financial institution, the policies and fees charged by that institution may be different than those of the Fund. Banks, broker-dealers, retirement plans and financial advisors may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

Investment Minimums.
Each Fund accepts investments in the following minimum amounts:

                                             Minimum        Minimum
                                             Initial       Subsequent
Type of Account                             Investment     Investment
---------------                             ----------     ----------

Individual, Sole Proprietorship or
        Joint Accounts ....................    $2,500          $100

Corporate, Partnership or Trust Accounts ..    $2,500          $100

Uniform Gift or Transfer to a Minor
        Accounts (UGMA, UTMA) .............    $1,000          $100

Individual Retirement Accounts (IRA) ......    $1,000          $100

Automatic Investment Plans ................    $1,000          $100


Limitations on Purchases. The Funds reserve the right to refuse any purchase request, particularly requests that could adversely affect a Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of a Fund within a calendar year).

Canceled or Failed Payments. The Funds accept checks and ACH transfers at full value subject to collection. If your payment for shares is not received or payment with a check or ACH transfer does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem other shares you own in the account as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption.

HOW TO SELL SHARES OF THE FUNDS
The Funds process redemption orders promptly. Your shares will be redeemed at the NAV next determined after we receive your redemption request in good order.

You will generally receive redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If you recently purchased your shares by check or through ACH payment, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

By Mail. To redeem shares by mail, prepare a written request including:

     o Your name(s) and signature(s)
     o The name of the Fund, and your account number
     o The dollar amount or number of shares you want to redeem
     o How and where to send your proceeds
     o A signature guarantee, if required (see "Signature Guarantee Requirements" below)
     o Any other required documentation, such as corporate resolutions or trust documents

Mail your request and documentation to:

                             Millennium Funds, Inc.
                         8869 Brecksville Road, Suite C
                              Brecksville, OH 44141

By Wire. You may only request payment of your redemption proceeds by wire if you have previously elected wire redemption privileges on your account application or a separate form. Wire requests are only available if your redemption is for $5,000 or more.

To request a wire redemption, mail us your request (see "By Mail"), or call us with your request (see "By Telephone"). If you wish to make your wire request by telephone, however, you must have previously elected telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

By Telephone. We accept redemption requests by telephone unless you have declined telephone redemption privileges on your account application or a separate form. Telephone redemptions are not available for IRA accounts.

To redeem shares by telephone, call us with your request at (800) 535-9169. You will need to provide your account number and the exact name(s) in which the account is registered. We may also require a password or additional forms of identification.

Your proceeds will be mailed to you or wired to you (if you have elected wire redemption privileges--see "By Wire" above).

Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statement and transaction confirmations that you receive. Neither the Funds nor the Transfer Agent will be responsible for any losses due to telephone fraud, so long as we have taken reasonable steps to verify the caller's identity.

Systematic Withdrawal Plan. If you own shares of a Fund with an aggregated value of at least $10,000, you may make regular withdrawals from your account once a month or once a quarter on the 5th or 20th of each month or quarter. You also have the option of receiving your withdrawals by check or by automatic deposit into your bank account. Systematic withdrawals must be for at least $100.

To set up periodic withdrawals, complete the "Systematic Withdrawal Plan" section on your account application and mail it to us with a voided check, if applicable, for the account into which you would like the withdrawal proceeds deposited. These payments are sent from your account to a designated bank account by ACH payment. To redeem your shares using ACH payments, call the Transfer Agent at (800) 535-9169 and inform them of your redemption.

Redemptions Through Third Parties. If you hold shares through a broker-dealer or other financial institution, you will have to redeem your shares through that financial institution. The sales price of each share that you receive will be the NAV next calculated after a Fund receives your redemption request. Consult a representative of your financial institution for further information.

Signature Guarantee Requirements. To protect you and the Funds against fraud, signatures on certain requests must have a "signature guarantee." A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. For requests made in writing, a signature guarantee is required for any of the following:

o    Your redemption request is for $50,000 or more
o    Changes to a shareholder's record name
o Redemption from an account for which the address or account registration has changed within the last 30 days
o Sending proceeds to any person, address, brokerage firm or bank account not on record
o Sending proceeds to an account with a different registration (name or ownership) from yours
o Changes to telephone or wire redemption privileges and adding or changing bank instructions

Redemption Fee. Each Fund is designed for long-term investors. It is not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt a Fund's investment program. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by a Fund which could have a negative effect on the Fund's long-term investors. Additionally, short-term trading drives up a Fund's transaction costs - measured by both commissions and bid/ask spreads - which are borne by the remaining long-term investors. Moreover, short-term sales have tax consequences that would be borne by the remaining shareholders. For these reasons, each Fund assesses a 2.00% fee on the redemption of shares held for less than 180 days. Redemption Fees will be paid to the Fund to help offset transaction costs.

To calculate Redemption Fees, each Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares held in the account. If this holding period is less than 180 days, a redemption fee will be assessed. Thus, for example, shares purchased on January 1 of any year will be subject to a 2% fee if they are redeemed before June 29 of that same year, and shares redeemed on or after June 29 of that same year will not be subject to any redemption fee.

Involuntary Sales Of Your Shares. If the value of your account in a Fund falls below $500 (not including IRAs), the Fund may ask you to increase your balance. If the account value remains below $500 after 30 days, a Fund may close your account and send you the proceeds. No redemption fee is charged under these circumstances. The Funds will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

Redemption In Kind. Each Fund reserves the right to make redemptions "in kind" if the amount requested is large enough to affect Fund operations. Redemptions in kind are the payment of redemption proceeds in portfolio securities rather than cash. If your shares are redeemed in kind, you will likely pay transaction costs associated with any sale of the securities delivered to you, as well as taxes on capital gains from any sale.

Lost Accounts. The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.


OTHER INFORMATION
DISTRIBUTIONS.
Each Fund distributes its net investment income, if any, semi-annually. Any net capital gain realized by a Fund will be distributed at least annually. All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES
Taxes on Distributions. Each Fund operates in a manner such that it will not be liable for Federal income or excise tax. Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

Each Fund will mail reports to you containing information about the Fund's distributions during the year after December 31 of each year. Consult your tax advisor about the Federal, state and local tax consequences in your particular circumstances.

Taxes On Redemptions of Shares. The sale of Fund shares is a taxable transaction for Federal income tax purposes. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statement so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain or loss.

Buying A Dividend. All distributions reduce the NAV of a Fund's shares by the amount of the distribution. Unless your investment is in a tax-deferred account, you may wish to avoid buying shares of the Fund shortly before a distribution. If you do, you will pay the full pre-distribution price for your shares and receive part of your investment back as a taxable distribution.

Tax Withholding. A Fund may be required to withhold U.S. Federal income tax at the rate of 31 percent from all taxable distributions and from proceeds from certain sales payable to shareholders who fail to provide the Fund with their correct taxpayers identification number, fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

Organization. The Millennium Growth Fund and the Millennium Growth & Income Fund are separate series of Millennium Funds, Inc. (the "Company"), an open-end registered management investment company. The Company was incorporated under the laws of the State of Maryland on February 20, 1998, as "The Millennium RHIM Funds, Inc." On September 22, 1999, the Company's Articles of Incorporation were amended to change the name to "Millennium Funds, Inc."

It is not intended that meetings of shareholders be held except when required by Federal or Maryland law and all shareholders of a Fund are entitled to vote at shareholders' meetings. From time to time, large shareholders may control a Fund.

FINANCIAL HIGHLIGHTS
The following table is intended to help you understand the financial performance of the Millennium Growth and the Millennium Growth & Income Funds since they commenced operations. Total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all distributions). The information for the fiscal year ended June 30, 2001 has been audited by McCurdy & Associates, Inc. The financial information for the years ended prior to June 30, 2001 has been audited by other independent accountants. The Funds' financial statements and the auditor's report are included in the Annual Report, which is available upon request, without charge.



--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding throughout each period:
                                                           MILLENNIUM GROWTH FUND

                                                       July 1, 2000     July 1, 1999      July 1, 1998     July 16, 1997(c)
                                                            to               To                to               to
                                                       June 30, 2001    June 30, 2000     June 30, 1999    June 30, 1998

NET ASSET VALUE PER SHARE,
     Beginning of Period                                      $19.64           $16.41            $11.78           $10.00
                                                       -------------    -------------     -------------    -------------
INVESTMENT OPERATIONS
     Net investment loss                                       (0.18)           (0.15)            (0.15)           (0.07)
     Net realized and unrealized loss
          on investments                                      (10.52)            8.03              7.50             1.85
                                                       -------------    -------------     -------------    -------------
Total from Investment Operations                              (10.70)            7.88              7.35             1.78
                                                       -------------    -------------     -------------    -------------
LESS DISTRIBUTIONS
     Net realized gain                                         (0.90)           (4.65)            (2.72)               -
                                                       -------------    -------------     -------------    -------------
Decrease in Net Assets from Distributions                      (0.90)           (4.65)            (2.72)               -
                                                       -------------    -------------     -------------    -------------

NET ASSET VALUE, End of Period                                 $8.04           $19.64            $16.41           $11.78
                                                       =============    =============     =============    =============

TOTAL RETURN                                                  (56.48)%          55.34%            65.99%           17.80%

RATIO/SUPPLEMENTARY DATA
     Net assets at end of period (000's omitted)              $8,626          $23,361            $8,459           $9,869
     Ratios to Average Net Assets
        Expenses, including reimbursement/waiver of fees        2.01%            1.45%             1.45%        1.45% (a)
        Expenses, excluding reimbursement/waiver of fees (b)    2.85%            1.82%             3.46%        2.48% (a)
     Net investment loss                                       (1.22)%          (1.05)%           (0.85)%      (0.87)%(a)

PORTFOLIO TURNOVER RATE                                          128%             105%              984%             111%

   (a) Annualized.
   (b) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for the Fund.
   (c) See Note 1 for dates of commencement of operations.

 Millennium Funds, Inc.





--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding throughout each period:

                                                              MILLENNIUM GROWTH & INCOME FUND

                                                      July 1, 2000     July 1, 1999       July 1, 1998     June 26, 1998(c)
                                                           to               To                 to                to
                                                     June 30, 2001     June 30, 2000     June 30, 1999     June 30, 1998
NET ASSET VALUE PER SHARE,
     Beginning of Period                                    $17.33            $13.83            $10.00            $10.00
                                                     -------------     -------------     -------------     -------------
INVESTMENT OPERATIONS
     Net investment loss                                     (0.13)            (0.14)            (0.06)                -
     Net realized and unrealized loss
          on investments                                     (5.95)             7.19              4.12                 -
                                                     -------------     -------------     -------------     -------------
Total from Investment Operations                             (6.08)             7.05              4.06                 -
                                                     -------------     -------------     -------------     -------------
LESS DISTRIBUTIONS
     Net realized gain                                       (2.25)            (3.55)            (0.23)                -
                                                     -------------     -------------     -------------     -------------
Decrease in Net Assets from Distributions                    (2.25)            (3.55)            (0.23)                -
                                                     -------------     -------------     -------------     -------------

NET ASSET VALUE, End of Period                               $9.00            $17.33            $13.83            $10.00
                                                     =============     =============     =============     =============

TOTAL RETURN                                                (39.21)%           57.04%            40.79%             0.00%

RATIO/SUPPLEMENTARY DATA
     Net assets at end of period (000's omitted)            $6,296           $16,407            $8,781            $1,172
     Ratios to Average Net Assets
        Expenses, including reimbursement/waiver of fees      2.05%            1.45%              1.45%             1.45% (a)
        Expenses, excluding reimbursement/waiver of fees (b)  2.94%            2.04%              2.24%             5.31% (a)
     Net investment loss                                     (0.69)%          (1.00)%            (0.47)%           (1.45%)(a)

PORTFOLIO TURNOVER RATE                                        167%             128%               579%                0%

   (a) Annualized.
   (b) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for the Fund.
   (c) See Note 1 for dates of commencement of operations.

 Millennium Funds, Inc.

FOR MORE INFORMATION
The following documents are available free upon request:

Annual/Semi-Annual Reports. Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

Statement Of Additional Information. The SAI provides more detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

You can get free copies of both reports and the SAI, request other information and discuss your questions about a Fund by contacting the Fund at:

                             Millennium Funds, Inc.
                         8869 Brecksville Road, Suite C
                              Brecksville, OH 44141

                                     - or -

                                 (800) 535-9169

You can also review the Funds' reports and SAI by visiting the Public Reference Room of the Securities and Exchange Commission at 450 Fifth Street, NW, Washington, DC 20549. You may call (202) 942-8090 for the business hours of the public reference room. You may also obtain copies, for a fee, by writing to the Public Reference Room at this address, or by calling (800) SEC-0330.

You may also download a free, text-only version from the Commission's Internet website at www.sec.gov.


The Millennium Funds, Inc.'s Investment Company Act file number is 811-08729.

                             MILLENNIUM FUNDS, INC.


                           THE MILLENNIUM GROWTH FUND
                       THE MILLENNIUM GROWTH & INCOME FUND


                       STATEMENT OF ADDITIONAL INFORMATION


                             Dated November 1, 2001


This Statement of Additional Information ("SAI") is not a prospectus, and it should be read in conjunction with the prospectus dated November 1, 2001, as amended from time to time, of The Millennium Growth Fund (the "Growth Fund") and The Millennium Growth & Income Fund (the "Growth & Income Fund") (collectively, the "Funds"), each a series of Millennium Funds, Inc. (the "Company").

The financial statements for the Funds for the year ended June 30, 2001, included in the Annual Report to shareholders, are incorporated into this SAI by reference. You may obtain copies of the prospectus and Annual Report by writing the Company at 400 Montgomery Street, San Francisco, California 94104; or by calling (800) 535-9169.

TABLE OF CONTENTS
                                                                            Page


Investment Objective and Policies                                             3


Management                                                                   13


Portfolio Transactions and Brokerage                                         18


Taxation                                                                     19


Performance Information                                                      22


Other Information                                                            23


General Information                                                          24


Financial Statements                                                         26


Appendix A                                                                  A-1


Appendix B                                                                  B-1


Appendix C                                                                  C-1

INVESTMENT OBJECTIVE AND POLICIES

The Company is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"). The Growth Fund and the Growth & Income Fund are each non-diversified series of the Company. They are currently the only series of the Company.

The investment objective of the Growth Fund is growth of capital. The investment objective of the Growth & Income Fund is growth of capital and dividend income. There is no assurance that either Fund will achieve its objective. The discussion below supplements information contained in the prospectus as to investment policies of each Fund.

Convertible Securities and Warrants. Each Fund may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer.

Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).


Cash Positions and Defensive Strategies. At times, each Fund may employ temporary defensive strategies in response to unfavorable economic, market, political or other conditions. At such times, a Fund may increase its cash reserves without limit by holding high quality, short-term debt securities and money market instruments and by entering into repurchase agreements. These investments are inconsistent with the Funds' primary investment strategies. During these periods, a Fund may not achieve its objective.


Short-Term Investments. Each Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. A Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Certificates of deposit and bankers' acceptances acquired by a Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund, which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities by the particular country in which the issuer is located, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans, which may be made, and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions, as well as exposure to credit losses arising from possible financial difficulties of borrowers, play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.


In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objective and policies stated above and in its prospectus, each Fund may make interest-bearing time, or other interest-bearing deposits, in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.


Savings Association Obligations. Each Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and other Corporate Obligations. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-1" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by Millennium Capital Advisors, Inc. (the "Advisor") to be of comparable quality. These rating symbols are described in the Appendix attached hereto.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs that could not be supported by commercial paper. While such obligations generally have maturities of ten years or more, a Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

Government Obligations. Each Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Each of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

The Funds may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

FOREIGN INVESTMENTS AND CURRENCIES

Each Fund may invest in securities of foreign issuers, provided that they are publicly traded in the United States.

Depositary Receipts. Depositary Receipts ("DRs") include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other forms of depositary receipts. DRs are receipts typically issued in connection with a U.S. or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation.

Risks of Investing in Foreign and Emerging Market Securities. Investments in foreign and emerging market securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification, and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. Each Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund's assets denominated in that currency. Such changes will also affect a Fund's income. The value of a Fund's assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Taxes. The interest and dividends payable on certain of a Fund's foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

OPTIONS ON SECURITIES

Purchasing Put and Call Options. Each Fund may purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Fund subject to certain restrictions. Each Fund will engage in trading of such derivative securities exclusively for hedging purposes.

If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security which it feels has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit the Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which the Advisor believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Risks of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Dealer Options. Each Fund will engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, the Fund would need to rely on the dealer from which it purchased a dealer option in order to exercise such an option. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While each Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate a dealer option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund's ability to sell portfolio securities at a time when such sale might be advantageous. The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. Each Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, each Fund will change its treatment of such instruments accordingly.

Spread Transactions. Each Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to a Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect a Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, a Fund acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Advisor, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, a Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

Each Fund may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

Each Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objective. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Advisor to manage it may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

Each Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases a Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

SHORT SALES

Each Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, a Fund must borrow the security (generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which a Fund has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Fund is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, each Fund is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a Fund may be required to pay in connection with the short sale. Furthermore, under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Advisor believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.


Borrowing Money. Each Fund may borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for "leverage," in order to facilitate the possible purchase of additional securities. Each Fund may borrow up to one-third of its total assets. The use of leverage involves special risk considerations that may not be associated with other funds having similar objectives and policies. Because substantially all of each Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing is generally fixed, the net asset value per share of each Fund tends to decrease more when its portfolio assets decrease in value than would otherwise occur if the Fund did not borrow funds. Interest costs on borrowings, however, may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


Securities Loans. Each Fund may make secured loans of its portfolio securities, on either a short-term or long-term basis, amounting to not more than 33 1/3% of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that the loans be continuously secured by collateral consisting of cash or short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to a lender-Fund an amount equal to any dividends or interest received on securities lent. Each Fund retains all or a portion of the interest received on the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities may pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable that Fund to exercise voting rights on any matters materially affecting the investment. The Funds may also call such loans in order to sell the securities.

RISKS OF INVESTING IN SMALL COMPANIES

As stated in the prospectus, each Fund may purchase securities of companies with market capitalization below $500 million. Additional risks of such investments include the markets on which such securities are frequently traded. In many instances the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to greater and more abrupt price fluctuations.

Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market. In addition, certain small companies in which a Fund may invest, such as those engaged in the technology sector, are increasingly sensitive to short product cycles and aggressive pricing caused by the competitive pressures of advancing technology and the growing number of companies and product offerings. To the extent that either Fund invests in small capitalization stocks, there is the risk that its portfolio will be less marketable than a portfolio holding stocks of larger issuers. Small capitalization stocks often pay no dividends.

When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of smaller company securities.

Investors should be aware that, based on the foregoing factors, an investment in each Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for each Fund than in a fund that invests in larger, more established companies.


Initial Public Offerings. In prior periods, the Funds each participated in initial public offerings ("IPOs"), many of which were successful. As a result, these IPOs had a significant impact on the Fund's performance. There is no guarantee that there will be as many successful IPOs in the future, or that the Funds will continue to have access to successful IPOs. In addition, as Fund assets grow, the positive impact of successful IPOs on Fund performance will decrease.


Venture Capital/Private Placements Companies in which a Fund invests on a private basis ("venture capital investment companies") may not be able to successfully market or commercialize their technology, products or business concepts. This presents significant risk. Additionally, although some venture capital investment companies may already have a commercially successful product when a Fund invests, information technology products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. Their inability to do so could affect a Fund's investment returns.

ILLIQUID SECURITIES

Each Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in each Fund's portfolio, under the supervision of the Company's Board of Directors, to ensure compliance with the Fund's investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable, and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Commission under the Securities Act, the Company's Board of Directors may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

INVESTMENT RESTRICTIONS

The Company (on behalf of each Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the 1940 Act, of the outstanding voting securities of a Fund. Under the 1940 Act, the "vote of the holders of a majority of the outstanding voting securities" means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund.

As a matter of fundamental policy, each Fund is non-diversified. Each Fund's investment objective is also fundamental.

         In addition, each Fund may not:

          1. Issue senior securities, borrow money or pledge its assets, except that (i) a Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales;

          2. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and except that a Fund may borrow money from banks to purchase securities;

          3. Act as underwriter (except to the extent a Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

          4. Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than U.S. Government securities);

          5. Purchase or sell real estate or interests in real estate or real estate limited partnerships (although a Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate);

          6. Purchase or sell commodities or commodity futures contracts, except that a Fund may purchase and sell foreign currency contracts in accordance with any rules of the Commodity Futures Trading Commission;

          7. Make loans of money (except for purchases of debt securities consistent with the investment policies of a Fund and except for repurchase agreements); or

          8. Make investments for the purpose of exercising control or management. Each Fund also observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

          Each Fund may not:

          1. Invest in the securities of other investment companies or purchase any other investment company's voting securities or make any other investment in other investment companies except to the extent permitted by federal law; or

          2. Invest more than 15% of its assets in securities which are restricted as to disposition or otherwise are illiquid or have no readily available market (except for securities which are determined by the Board of Directors to be liquid).

MANAGEMENT


The overall management of the business and affairs of the Company is vested with its Board of Directors (the "Board"). The Board approves all significant agreements between the Company and persons or companies furnishing services to it, including the agreements with the advisor, administrator, custodian, distributor, fund accountant and transfer agent. The day-to-day operations of the Company are delegated to its officers, subject to each Fund's investment objective and policies and to general supervision by the Board.

The names of the Directors and officers, their address, date of birth and principal occupations during the past five years are set forth below. Each Director who is an "interested person" (as defined by the 1940 Act) of the Company is indicated by an asterisk (*).

Name, Position with the Company,              Principal Occupation(s) During
Date of Birth and Address                     Past 5 Years

Robert A. Dowlett, Director and President*    President and CEO, Millennium
400 Montgomery Street, Suite 800              Capital Advisors, Inc., since
San Francisco, California 94104               1995.
Age: 33

 ............................................. ..................................
 ............................................. ..................................

D. Ian Hopper, Director                       Exigen 2000 to present
400 Montgomery Street, Suite 800              Chief Software Architect, Northern
San Francisco, California 94104               Telecom 1982-2000.
Age: 41

 ............................................. ..................................
 ............................................. ..................................

Mark T. Mortarotti, Director                  Support Engineer, Hewlett Packard
400 Montgomery Street, Suite 800              Co. 1986-2001
San Francisco, California 94104
Age: 46

 ............................................. ..................................
 ............................................. ..................................

Glenn Pierce, Director                        Quality Consultant, Hewlett
400 Montgomery Street, Suite 800              Packard Co. since 1997.
San Francisco, California 94104               Order Administration Manager,
Age: 49                                       Hewlett Packard Co., 1995-1997.

 ............................................. ..................................
 ............................................. ..................................

Lisa DeAlba, Secretary                        Operations Manager, Ridgeway Helms
400 Montgomery Street, Suite 800              Securities Corp. since 1996
San Francisco, California 94104
Age: 39

 ............................................. ..................................


Each of the disinterested Directors receives $1000 per year plus $100 for each meeting attended. The Company has no pension or retirement plan. No other entity affiliated with the Company pays any compensation to the Directors. Directors are also reimbursed for travel and related expenses incurred in attending Board meetings. Mr. Dowlett receives no compensation (other than reimbursement for travel and related expenses) for his service as Director of the Company.

The following table sets forth the fees paid to each Director by the Funds for the fiscal year ended June 30, 2001.

                                             Compensation
                    Director                from the Fund
            Robert A. Dowlett                     $0
            .......................... ...........................
            .......................... ...........................
            D. Ian Hopper                       $1,400
            .......................... ...........................
            .......................... ...........................
            Mark T. Mortarotti                  $1,400
            .......................... ...........................
            .......................... ...........................
            Glenn Pierce                        $1,400

THE ADVISOR

Services of Advisor
Subject to the supervision of the Board, investment management and related services for each Fund are provided by the Advisor, pursuant to an Investment Advisory Agreement (the "Advisory Agreement") entered into between the Advisor and the Company, on behalf of each Fund.


Under each Advisory Agreement, the Advisor agrees to invest the assets of each Fund in accordance with the investment objective, policies and restrictions of such Fund as set forth in the Fund's and Company's governing documents, including, without limitation, the Company's Articles of Incorporation and By-Laws; each Fund's prospectus, statement of additional information, and undertakings; and such other limitations, policies and procedures as the Board may impose from time to time in writing to the Advisor. In providing such services, the Advisor shall at all times adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Code, and other applicable law.

Without limiting the generality of the foregoing, the Advisor has agreed to (i) furnish each Fund with advice and recommendations with respect to the investment of the Fund's assets, (ii) effect the purchase and sale of portfolio securities;
(iii) manage and oversee the investments of each Fund, subject to the ultimate supervision and direction of the Company's Board; (iv) vote proxies and take other actions with respect to each Fund's securities; (v) maintain the books and records required to be maintained with respect to the securities in each Fund's portfolio; (vi) furnish reports, statements and other data on securities, economic conditions and other matters related to the investment of each Fund's assets which the Board or the officers of the Company may reasonably request; and (vii) render to the Company's Board such periodic and special reports as the Board may reasonably request.

Compensation. As compensation for the Advisor's services, each Fund pays it an advisory fee at the rate specified in the prospectus. The Advisor's fee is calculated as a percentage of the applicable Fund's average net assets. The fee is accrued daily by the Funds and is paid monthly based on average net assets for the previous month.


The Advisor has agreed, at its own expense, to maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under each Advisory Agreement. Personnel of the Advisor may serve as officers of the Company provided they do so without compensation from the Company. Without limiting the generality of the foregoing, the staff and personnel of the Advisor shall be deemed to include persons employed or retained by the Advisor to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Advisor or the Company's Board may desire and reasonably request. With respect to the operation of each Fund, the Advisor has agreed to be responsible for the expenses of printing and distributing extra copies of the Fund's prospectus, statement of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders); and the costs of any special Board meetings or shareholder meetings convened for the primary benefit of the Advisor.


Table 1 in Appendix B shows the dollar amount of the fees payable by the Company to the Advisor, the amount of the fee waived by the Advisor and the actual fee received by the Advisor. The data is for the past three fiscal years or shorter period if a Fund has been in operation for a shorter period.

Expense Limitations. In addition to the fees payable to the Advisor and the Administrator, the Company is responsible for its operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company for the benefit of each Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro-rata portion of expenditures in connection with meetings of each Fund's shareholders and the Company's Board that are properly payable by a Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Advisor or Administrator; insurance premiums on property or personnel of each Fund which insure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of each Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of each Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in each Advisory Agreement.

Contractual Waiver Agreement. The Advisor has entered into a contractual waiver agreement with the Company, pursuant to which the Advisor has agreed to waive or limit its fees. In connection with this agreement, the Advisor will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the Advisor do not exceed:


         Fund

         Growth Fund                        2.50%
         Growth & Income Fund               2.50%

Each Fund will, at a later date, reimburse the Advisor for management fees waived and other expenses assumed by the Advisor during the previous three years, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Advisor will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.


The contractual waiver agreement provides that these expense limitations shall continue through October 31, 2002. Thereafter, and on an annual basis thereafter, the agreement will require Board approval of its continuance unless the Advisor provides written notice to the Company of its intent to terminate the agreement at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate automatically upon termination of the Advisory Agreement, or it may be terminated by the Company, without payment of any penalty, upon 90 days' prior written notice to the Advisor at its principal place of business.

Ownership of Advisor/Affiliations. Robert A. Dowlett owns 100% of, and controls, the Advisor. Mr. Dowlett acts as portfolio manager to the Funds and for private accounts. Through the Advisor's affiliate, Ridgeway Helms Securities Corporation, he also provides brokerage services for individuals and institutions. Mr. Dowlett is the only Director of the Company that is employed by the Advisor or its affiliate, Ridgeway Helms Securities Corporation.


Other Provisions of Advisor's Agreement. Under each Advisory Agreement, the Advisor will not be liable to the Company or a Fund or any shareholder for any act or omission in the course of, or connected with, rendering services or for any loss sustained by the Company except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Agreement.


Each Advisory Agreement will initially remain in effect for a period not to exceed two years. Thereafter, if not terminated, each Advisory Agreement will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a majority vote of the independent directors cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of each Fund.

Each Advisory Agreement is terminable by vote of the Board or by vote of the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days' written notice to the Advisor. Each Advisory Agreement also may be terminated by the Advisor on 60 days' written notice to the Company. Each Advisory Agreement terminates automatically upon its assignment (as defined in the 1940 Act).

The Distributor. Effective September 1, 2001, the Funds will self-distribute their own shares. From April 1, 2001 through September 1, 2001, Forum Fund Services, LLC ("FFS") served as the distributor (also known as principal underwriter) of the Funds' shares. From November 1, 2000, through March 31, 2001, SEI Investments Distribution Co., a wholly-owned subsidiary of SEI Investments Company was the distributor of the Funds. Prior to that, Ridgeway Helms Securities Corporation was the distributor of the Funds.

Fund Accountant. Effective September 1, 2001, Mutual Shareholder Services LLC "MSS" serves as the fund accountant for the Funds. From April 1, 2001 through September 1,2001, Forum Financial served as the fund accountant for the Funds. From November 1, 2000 through March 31, 2001, SEI Investments Mutual Funds Services served as the Funds' fund accountant. Prior to that, fund accounting services were provided by American Data Services, Inc.

As fund accountant, pursuant to an agreement with the Company (the "Accounting Agreement"), MSS provides fund accounting services to the Funds. These services include calculating the NAV of each Fund and preparing each Fund's financial statements and tax returns.

MSS receives a combined fee from each Fund at an annual rate of $21,000 per Fund with average daily net assets below $25 million, $30,500 per Fund with average daily net assets of $25 to $50 million, $36,250 for assets of $50 to $75 million, $42,000 for assets of $75 to $100 million, $47,750 for assets of $100 to $125 million, $53,500 for assets of $125 to $150 million, and $59,250 for assets of $150 million and above. The fee is accrued daily by each Fund and is paid monthly based on average net assets for the previous month. This fee schedule includes fees payable for Fund Accounting and Transfer Agency services combined .

The Accounting Agreement with respect to each Fund must be approved at least annually by the Board or by majority vote of a majority of the Fund's outstanding voting securities, and in either case by a majority of the Directors who are not parties to the Agreement or interested persons of any such party (other than as Directors of the Company). The Accounting Agreement is terminable with respect to each Fund, and without penalty, by the Board on 60 days' written notice to MSS or by MSS on 60 days' written notice.

Under the Accounting Agreement, MSS is not liable for any action or inaction in the performance of its duties to the Funds, except for willful misfeasance, bad faith, gross negligence or by reason of reckless disregard of its obligations and duties under the agreement. Under the agreement, MSS and certain related parties (such as MSS's officers and persons who control MSS) are indemnified by the Company against any and all claims and expenses related to MSS's actions or inactions that are consistent with MSS's contractual standard of care.

Under the Accounting Agreement, in calculating the Fund's NAV, MSS is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The agreement also provides that MMS will not be liable to a shareholder for any loss incurred due to an NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $10.00. In addition, MSS is not liable for the errors of others, including the companies that supply securities prices to MSS and the Funds.

Table 2 in Appendix B shows the dollar amount of the combined fees payable by each Fund to the transfer agent and fund accountant, the amount of the fee waived, and the actual fees received. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).

Transfer Agent. Effective September 1, 2001, MSS serves as transfer agent and distribution paying agent for the Funds. Forum Financial performed these services from November 1, 2000 to September 1, 2001. Prior to that, transfer agency services were provided by American Data Services, Inc.

As transfer agent and distribution paying agent, pursuant to an agreement with the Company ("Transfer Agency Agreement"), MSS maintains an account for each shareholder of record of each Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. MSS is located at 8869 Brecksville Road, Suite C, Brecksville, OH 44141 and is registered as a transfer agent with the SEC.

For its services, MSS receives an combined annual fee (Fund Accounting and Transfer Agency ) as stated above from each Fund plus $11.50 per shareholder account annually, $6.50 for Fund/SERV accounts with mininmum monthly charge of $775 per month plus certain out-of-pocket expenses. The fee is accrued daily by each Fund and is paid monthly based on the average net assets for the previous month.

The Transfer Agency Agreement with respect to each Fund must be approved at least annually by the Board or by a majority vote of each Fund's outstanding voting securities, and in either case by a majority of the Directors who are not parties to the agreement or interested persons of any such party (other than as Directors of the Company). The Transfer Agency Agreement is terminable with respect to each Fund, and without penalty, by the Board on 60 days' written notice to MSS or by MSS on 60 days' written notice to the Company.

Under the Transfer Agency Agreement, MSS is not liable for any act in the performance of its duties to a Fund, except for willful misconduct, bad faith or gross negligence in the performance of its duties under the agreement. Under the agreement, MSS and certain related parties (such as MSS's officers and persons who control MSS) are indemnified by the Company against any and all claims and expenses related to MSS's actions or omissions that are consistent with MSS's contractual standard of care.

Table 2 in Appendix B shows the dollar amount of the combined fees payable by each Fund to the administrator, transfer agent and fund accountant, the amount of the fee waived, and the actual fees received. The data is for the past three fiscal years (or shorter period depending on the Fund's commencement of operations).


Custodian. As custodian, pursuant to an agreement with the Company, Union Bank of California, 475 Sansome Street, San Francisco, California 94111, safeguards and controls the Funds' cash and securities, determines income and collects interest on Fund investments. The Custodian may employ foreign subcustodians to provide custody of a Fund's foreign assets.


Legal Counsel. Legal matters in connection with the issuance of shares of the Company are passed upon by Kirkpatrick & Lockhart LLP, Four Embarcadero Center, 10th Floor, San Francisco, CA 94111.



Independent Accountants. McCurdy & Associate, Inc., 27955 Clemens Road, Westlake, Ohio 44145-1121, have been selected as independent accountants for each Fund. The independent accountants audit the annual financial statements of the Funds and provide the Funds with an audit opinion. The independent accountants also review certain regulatory filings of the Funds and the Funds' tax returns.

PORTFOLIO TRANSACTIONS AND BROKERAGE


How Securities are Purchased and Sold. Each Advisory Agreement states that the Advisor shall be responsible for broker-dealer selection and for negotiation of brokerage commission rates, provided that the Advisor shall not direct orders to an affiliated person of the Advisor without general prior authorization to use such affiliated broker or dealer by the Company's Board. In all portfolio transactions on behalf of a Fund, the Advisor seeks "best execution," i.e. that the broker or dealer is able to execute the order promptly and at the best obtainable securities price. In selecting a broker-dealer to execute each particular transaction, the Advisor may also consider: the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of each Fund on a continuing basis.

The Advisor is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Company, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Company's Board, indicating the broker-dealers to whom such allocations have been made and the basis therefore. The Advisor may also consider sales of shares of a Fund as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e., that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price. In addition, the Board has authorized the Advisor to enter into agreements with brokers or dealers pursuant to which the Advisor may direct brokerage transactions to brokers or dealers that will provide or pay for other services for the Funds.


On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Advisor, the Advisor to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

Commissions Paid. Table 3 in Appendix B shows the aggregate brokerage commissions with respect to each Fund. The data presented are for the past three fiscal years or a shorter period if the Fund has been in operation for a shorter period. The table also indicates the reason for any material change in the last two years in the amount of brokerage commissions paid by a Fund.

SECURITIES OF REGULAR BROKER-DEALERS

From time to time a Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or (3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

Following is a list of the regular brokers and dealers of each Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the aggregate value of the Funds' holdings of those securities as of the Funds' most recent fiscal year.

Name of Fund                        Regular Broker     Value of Securities Held
                                    or Dealer
Millennium Growth Fund              None               None
Millennium Growth & Income Fund     None               None


Net Asset Value. The net asset value of each Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Generally, each Fund's investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board.

Each Fund's securities, including ADRs, EDRs and GDRs, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities traded in the over-the-counter market are valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to each Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

An option that is written by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by a Fund is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. If an options exchange closes after the time at which a Fund's net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

TAXATION

Each Fund intends to qualify to be treated as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If a Fund does not meet all of these Code requirements, it will be taxed as an ordinary corporation and its distributions will be taxed to shareholders as ordinary income. In determining the amount of capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31 will be deferred to the next taxable year and used to reduce distributions in the subsequent year.

In order to qualify for treatment as a RIC, a Fund must distribute annually to shareholders at least 90% of its investment company taxable income and must meet several additional requirements. Among these requirements are, in general, the following: (1) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies; (2) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, limited in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (3) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Under the Code, dividends derived from interest, and any short-term capital gains, are taxable to shareholders as ordinary income for federal and state tax purposes, regardless of whether such dividends are taken in cash or reinvested in additional shares. Distributions made from the Fund's net realized long-term capital gains (if any) and designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time Fund shares are held. Corporate investors are not eligible for the dividends-received deduction with respect to distributions derived from interest on short or long-term capital gains from the Fund but may be entitled to such a deduction in respect to distributions attributable to dividends received by the Fund. A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions paid by the Fund from net long-term capital gains (excess of long-term capital gains over long-term capital losses), if any, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. Distributions paid by the Fund from net short-term capital gains (excess of short-term capital gains over short-term capital losses), if any, whether received in cash or reinvested in additional shares are taxable as ordinary income. Capital gains distributions are made when the Fund realizes net capital gains on sales of portfolio securities during the year.

A sale of the Fund's shares is a taxable event and may result in a capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares, a checkwriting redemption, or an exchange of shares between two mutual funds (or two portfolios of a mutual fund).

Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

Certain of the options, futures, contracts, and forward foreign currency exchange contracts in which a Fund may invest are so-called "section 1256 contracts". With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisors in this regard.


Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to stockholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.


Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country.


Generally, a credit for foreign taxes is available but is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund qualifies as a regulated investment company, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

Each Fund is required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Fund or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.


The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by a Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of a Fund, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

PERFORMANCE INFORMATION

Performance Calculations

Total Return. Average annual total return quotations used in each Fund's advertising and promotional materials are calculated according to the following formula:



                  P(1 + T)n = ERV


                  where "P" equals a hypothetical initial payment of $1000; "T" equals average annual total return; "n" equals the number of years; and "ERV" equals the ending redeemable value at the end of the period of a hypothetical $1000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Yield. Annualized yield quotations used in each Fund's advertising and promotional materials are calculated by dividing the Fund's investment income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. Yield quotations are calculated according to the following formula:

                  [OBJECT OMITTED]

                  where "a" equals dividends and interest earned during the period; "b" equals expenses accrued for the period, net of reimbursements; "c" equals the average daily number of shares outstanding during the period that are entitled to receive dividends and "d" equals the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), each Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the purchase price plus accrued interest; (2) dividing the yield to maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by a Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.

Performance Data in Advertising and Promotional Materials. A Fund may quote performance in various ways. All performance information supplied in advertising, sales literature, shareholder reports or other materials is historical and is not intended to indicate future returns. Performance data of a Fund quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in a Fund will fluctuate in response to market conditions and other factors. An investor's redemption proceeds may be more or less than the original investment amount.

A Fund may compare any of its performance information with:


          o Data published by independent evaluators such as Morningstar, Inc., Lipper Inc., iMoneyNet, Inc. (IBC Financial Data, Inc.), CDA/Wiesenberger or other companies that track the investment performance of investment companies ("Fund Tracking Companies").


          o    The performance of other mutual funds.


          o The performance of recognized stock, bond and other indices, including but not limited to the Standard & Poor's 500(R) Index, the Russell 2000(R) Index, the Russell Midcap(TM) Index, the
               Russell 1000(R) Value Index, the Russell 2500(R) Index, the Morgan Stanley Capital International - Europe, Australasia and Far East Index, the Dow Jones Industrial Average, the Salomon Brothers Bond Index, the Shearson Lehman Bond Index, U.S. Index as published by the U.S. Department of Commerce.


Performance information may be presented numerically or in a table, graph, or similar illustration.

Indices are not used in the management of a Fund but rather are standards by which the Fund's Advisor and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund.


Each Fund may refer to: (1) general market performances over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"); (2) mutual fund performance rankings and other data published by Fund Tracking Companies; and (3) material and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

A listing of certain performance data as of June 30, 2001, is contained in Appendix C -- Performance Data.


OTHER INFORMATION


Each Fund may also include various information in its advertising, sales literature, shareholder reports or other materials including, but not limited to: (1) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument, by location of issuer or by maturity; (2) statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed by an investor to meet specific financial goals, such as funding retirement, paying for children's education and financially supporting aging parents; (3) information (including charts and illustrations) showing the effects of compounding interest (compounding is the process of earning interest on principal plus interest that was earned earlier; interest can be compounded at different intervals, such as annually, quarterly or daily); (4) information relating to inflation and its effects on the dollar (for example, after ten years the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465 and $12,100, respectively, if the annual rates of inflation were 4%, 5%, 6% and 7%, respectively); (5) information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging; (6) biographical descriptions of the Fund's portfolio managers and the portfolio management staff of the Fund's investment advisor, summaries of the views of the portfolio managers with respect to the financial markets, or descriptions of the nature of the Advisor's and its staff's management techniques; (7) the results of a hypothetical investment in the Fund over a given number of years, including the amount that the investment would be at the end of the period; (8) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account or Section 401(k) pension plan; (9) the net asset value, net assets or number of shareholders of the Fund as of one or more dates; and (10) a comparison of the Fund's operations to the operations of other funds or similar investment products, such as a comparison of the nature and scope of regulation of the products and the products' weighted average maturity, liquidity, investment policies, and the manner of calculating and reporting performance.

As an example of compounding, $1,000 compounded annually at 9.00% will grow to $1,090 at the end of the first year (an increase in $90) and $1,118 at the end of the second year (an increase in $98). The extra $8 that was earned on the $90 interest from the first year is the compound interest. One thousand dollars compounded annually at 9.00% will grow to $2,367 at the end of ten years and $5,604 at the end of 20 years. Other examples of compounding are as follows: at 7% and 12% annually, $1,000 will grow to $1,967 and $3,106, respectively, at the end of ten years and $3,870 and $9,646, respectively, at the end of twenty years. These examples are for illustrative purposes only and are not indicative of a Fund's performance.


Each Fund may advertise information regarding the effects of automatic investment and systematic withdrawal plans, including the principal of dollar-cost averaging. In a dollar-cost averaging program, an investor invests a fixed dollar amount in a Fund at period intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not insure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares had been purchased at those intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels. For example, if an investor invests $100 a month for a period of six months in a Fund, the following will be the relationship between average cost per share ($14.35 in the example given) and average price per share:


        PERIOD          SYSTEMATIC          SHARE PRICE         SHARES PURCHASED
                        INVESTMENT


        1                 $100                $10.00                 10.00
        2                 $100                 12.00                  8.33
        3                 $100                 15.00                  6.67
        4                 $100                 20.00                  5.00
        5                 $100                 18.00                  5.56
        6                 $100                 16.00                  6.25


             TOTAL                  AVERAGE               TOTAL
             INVESTED     $600      PRICE     $15.17      SHARES     41.81


In connection with its advertisements, a Fund may provide "shareholder's letters" which serve to provide shareholders or investors an introduction into the Fund's, the Company's or any of the Company's service provider's policies or business practices. For instance, advertisements may provide for a message from the Advisor that it has for more than twenty-five years been committed to quality products and outstanding service to assist its customers in meeting their financial goals and setting forth the reasons that the Advisor believes that it has been successful as a portfolio manager.

GENERAL INFORMATION

Company History. The Company was incorporated under the laws of the State of Maryland on February 20, 1998. The Ridgeway Helms Millennium Fund, the predecessor fund to the Growth Fund, was originally a series of the Advisors Series Trust (organized as a Delaware business trust on October 3, 1996). Such Fund was reorganized as a series of the Company on June 15, 1998, upon the approval of the majority of the then-current shareholders of such Fund. The Articles of Incorporation permit the Company to issue its shares of common stock in any number of series. Currently, the Growth Fund and the Growth & Income Fund are the only series of the Company. The Board may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series. On September 22, 1999, the Company's Articles of Incorporation were amended to change the Company's name to "Millennium Funds, Inc."


Common Stock. The Company's Articles of Incorporation permit the Board to issue full and fractional shares of common stock into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in each Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon a Fund's liquidation, all shareholders would share pro-rata in the net assets of the Fund available for distribution to shareholders.

Shares issued by each Fund have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by a Fund and to the net assets of the Fund upon liquidation or dissolution. Each Fund, as a separate series of the Company, votes separately on matters affecting only the Fund (e.g., approval of the Investment Advisory Agreement); all series of the Company vote as a single class on matters affecting all series jointly or the Company as a whole (e.g., election or removal of Directors). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Directors can, if they so choose, elect all of the Directors. While the Company is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Directors in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Company for the purpose of removing Directors.

The By-Laws require the issuance of stock certificates, upon request from a shareholder. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.


If they deem it advisable and in the best interest of shareholders, the Board may create additional series of shares. The Board has currently created two series of shares and may create additional series in the future, which have separate assets and liabilities. Income and operating expenses not specifically attributable to a particular Fund are to be allocated fairly among the Funds by the Board, generally on the basis of the relative net assets of each Fund.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Directors or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Fund Ownership. As of September 30, 2001, the percentage of shares owned by all officers and Directors of the Company as a group was as follows. To the extent officers and Directors own less than 1% of the shares of each class of shares of a Fund (or of the Company), the table reflects "N/A" for not applicable.


         Fund                                        Percentage of Shares Owned


         Millennium Growth Fund                                 9.51%

         Millennium Growth & Income Fund                        N/A


Also as of that date, certain shareholders of record owned 5% or more of a class of shares of a Fund. These shareholders and any shareholder known by a Fund to own beneficially 5% or more of a class of shares of a Fund are listed in Table 4 in Appendix B.


From time to time, certain shareholders may own a large percentage of the shares of a Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote. As of September 30, 2001, the following persons beneficially owned 25% or more of the shares of a Fund (or of the Company) and may be deemed to control the Fund (or the Company). For each person listed that is a company, the jurisdiction under the laws of which the company is organized (if applicable) and the company's parents are listed.


   Fund (or Company)                  Shareholder     Percentage of Shares Owned

   Millennium Growth Fund             None            N/A
   Millennium Growth & Income Fund    None            N/A

FINANCIAL STATEMENTS


Shareholders receive reports semi-annually showing the investments of each Fund and other financial information. In addition, shareholders receive annual financial statements audited by the Funds' independent accountantsShareholder Reports are available upon request at no charge.

The financial statements of the Funds for the year ended June 30, 2001, included in the Annual Report to Shareholders of the Company are incorporated herein by reference. These financial statements only include the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, financial highlights, notes and independent accountant's report.

                                       A-2
APPENDIX A

DESCRIPTION OF DEBT RATINGS

Moody's Investors Service, Inc.: Corporate Bond Ratings


Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa---Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" to both the "Aaa" and "Aa" rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Standard & Poor's Corporation: Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.


AA--Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.


Commercial Paper Ratings

Moody's commercial paper ratings are assessments of the issuer's ability to repay punctually promissory obligations. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime 1--highest quality; Prime 2--higher quality; Prime 3--high quality.

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

Issues assigned the highest rating, "A", are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers "1", "2" and "3" to indicate the relative degree of safety. The designation "A-1" indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A "+" designation is applied to those issues rated "A-1" which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation "A-2" is strong. However, the relative degree of safety is not as high as for issues designated "A-1". Issues carrying the designation "A-3" have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

APPENDIX B

MISCELLANEOUS TABLES


TABLE 1 - Investment Advisory Fees

The following table shows the dollar amount of fees payable to the Advisor with respect to each Fund, the amount of fee that was waived by the Advisor, if any, and the actual fee received by the Advisor.



                                                  Amount of Fund
                                    Advisory Fee     Expenses       Advisory Fee
                                      Payable       Reimbursed        Retained
--------------------------------------------------------------------------------

Millennium Growth Fund

   Year Ended June 30, 2001           $148,394       $134,226        $  14,168
   Year Ended June 30, 2000           $160,499       $ 63,667        $  96,832
   Year Ended June 30, 1999           $ 61,253       $129,715       ($  68,462)
   Period Ended June 30, 1998         $ 64,806       $ 70,509       ($   5,703)

Millennium Growth & Income Fund

     Year Ended June 30, 2001         $129,570       $121,236        $   8,244
     Year Ended June 30, 2000         $127,715       $ 79,868        $  47,847
     Year Ended June 30, 1999         $ 72,146       $ 60,726        $  11,420
     Period Ended June 30, 1998       $      2       $    131       ($     129)



TABLE 2 - Administration, Transfer Agency and Fund Accounting Fees

The following table shows the dollar amount of fees payable for administration, transfer agency and fund accounting services provided to each Fund, the amount of fee that was waived , if any, and the actual fee received by the service provider.

                                   Combined Fees   Combined Fees   Combined Fees
                                      Payable         Waived         Retained
--------------------------------------------------------------------------------

Millennium Growth Fund

     Year Ended June 30, 2001        $126,410           $0           $126,410
     Year Ended June 30, 2000         $63,608           $0           $ 63,608
     Year Ended June 30, 1999         $26,287           $0           $ 26,287
     Period Ended June 30, 1998       $28,684           $0           $ 28,684

Millennium Growth & Income Fund

     Year Ended June 30, 2001        $117,528           $0           $117,528
     Year Ended June 30, 2000         $48,421           $0            $48,421
     Year Ended June 30, 1999         $25,502           $0            $25,502
     Period Ended June 30, 1998            $1           $0                 $1

TABLE 3 - Brokerage Commissions

The following table shows the aggregate brokerage commissions with respect to each Fund that incurred brokerage costs. The data is for the past three fiscal years or shorter period if the Fund has been in operation for a shorter period.

                                              Aggregate Commission Paid

Millennium Growth Fund

Year Ended June 30, 2001                              $  5,782
Year Ended June 30, 2000                              $ 18,049
Year Ended June 30, 1999                              $ 20,765
Period Ended June 30, 1998                            $  3,886


Millennium Growth & Income Fund

Year Ended June 30, 2001                              $ 10,702
Year Ended June 30, 2000                              $ 11,503
Year Ended June 30, 1999                              $ 17,392
Period Ended June 30, 1998                            $      0



TABLE 4 - 5% Shareholders

The following table lists (1) the persons who owned of record 5% or more of the outstanding shares of a class of shares of a Fund and (2) any person known by a Fund to own beneficially 5% or more of a class of shares of a Fund, as of September 30, 2001




Fund                      Name & Address                Number        Percentage
                                                        of Shares      of Fund
--------------------------------------------------------------------------------

Millennium Growth Fund
                         Bear Stearns
                         1 Metrotech Center North
                         Brooklyn, NY 11201            78,951.9670      7.99%

                         Bear Stearns
                         1 Metrotech Center North
                         Brooklyn, NY 11201            51,757.2070      5.24%

                         Charles Schwab & Co.
                         f/b/o various customers
                         101 Montgomery Street
                         San Francisco, CA  94104     144,111.0400     15.58%

Millennium Growth & Income Fund

                         Charles Schwab & Co.
                         f/b/o various customers
                         101 Montgomery Street
                         San Francisco, CA  94104      51,515.8090      7.69%


                         Bear Stearns
                         1 Metrotech Center North
                         Brooklyn, NY 11201            89,768.2480     13.40%

                         Bear Stearns
                         1 Metrotech Center North
                         Brooklyn, NY 11201            44,639.1930      6.67%

                         Bear Stearns
                         1 Metrotech Center North
                         Brooklyn, NY 11201           119,570.2310     17.85%

                         Bear Stearns
                         1 Metrotech Center North
                         Brooklyn, NY 11201           105,697.1600     15.78%

                         Bear Stearns
                         1 Metrotech Center North
                         Brooklyn, NY 11201            47,348.4850      7.07%

APPENDIX C

PERFORMANCE DATA

TABLE 1 - Total Returns

The average annual total return of each Fund for the period ended June 30, 2001, was as follows.


Fund                One          Three       Year to       One        Three       Five       Life of
                  Month(1)     Months(1)       Date        Year       Years       Years      The Fund
---------------------------------------------------------------------------------------------

Millennium Growth Fund
                  -28.12%      -23.05%      -48.08%      -56.56%       3.93%       N/A        7.33%(2)

Millennium Growth & Income Fund
                  -48.22%      -32.88%      -44.14%      -39.29%      10.38%       N/A       10.34%(3)


-------------------------

1    Annualized.
2    The Millennium Growth Fund commenced operations on July 16, 1997.
3    The Millennium Growth & Income Fund commenced operations on June 26, 1998.

                                     PART C
                                OTHER INFORMATION


ITEM 23.  EXHIBITS.

(a) Articles of Incorporation (See Note 1); Articles of Amendment and Restatement (See Note 2). Articles of Amendment (See Note 4)

(b)      By-laws of the Company (See Note 1); Amended and Restated By-Laws (See
         Note 2)

(c)      Not Applicable.

(d)      Form of Investment Advisory Agreement (See Note 1).

(e)      Not Applicable

(f)      Not Applicable.

(g)      Form of Custody Agreement (See Note 1).

(h)(1) Accounting Services Agreement between Registrant and Mutual Shareholder Services, LLC (See Note 5).
(2) Transfer Agency Agreement between Registrant and Mutual Shareholder Services, LLC (See Note 5).

(i) Opinion of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered. (See Note 5)

(j)(1)   Not Applicable

(j)(2)   Consent of McCurdy & Associates CPA's, Inc. (See Note 5)


(k)      Not Applicable.

(l)      Not Applicable.

(m)      Not Applicable.

(n)      Not Applicable

(o)      Reserved

(p)(1)   Code of Ethics (Fund) (See Note 4)
   (2)   Code of Ethics (Administrator) (See Note 4)

NOTES TO ITEM 23:
- ----------------

(1) Exhibit incorporated by reference as filed with the Securities and Exchange Commission as an Exhibit to the Registrant's Registration Statement on April 3, 1998(Reg. No. 333-49347)("Initial Registration").

(2) Exhibit incorporated by reference as filed in Pre-Effective Amendment No. 1 to the Registration Statement on June 10, 1998.

(3) Exhibit incorporated by reference as filed in Post-Effective Amendment No. 1 to the Registration Statement on September 1, 1999.

(4) Exhibit incorporated by reference as filed in Post-Effective Amendment No. 2 on October 31, 2000.

(5)      Filed herewith

                                 Exhibit (h)(1)
6


                          ACCOUNTING SERVICES AGREEMENT


         THIS AGREEMENT is made and entered into this 9th day of August, 2001 by and between Millennium Funds, a Maryland Corporation (the "Fund"), and Mutual Shareholder Services LLC ("MSS").a Delaware Limited Liability Corporation.

                                    RECITALS:

     A. The Fund is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     B. MSS is a Limited Liability Corporation experienced in providing accounting services to mutual funds and possesses facilities sufficient to provide such services; and

     C. The Fund desires to avail itself of the experience, assistance and facilities of MSS and to have MSS perform the Fund certain services appropriate to the operations of the Fund, and MSS is willing to furnish such services in accordance with the terms hereinafter set forth.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

         1.       DUTIES OF MSS.

         MSS will provide the Fund with the necessary office space, communication facilities and personnel to perform the following services for the
Fund:

                  (a) Timely calculate and transmit to NASDAQ the daily net asset value of each class of shares of each portfolio of the Fund, and communicate such value to the Fund and its transfer agent;

                  (b) Maintain and keep current all books and records of the Fund as required by Rule 31a-1 under the 1940 Act, as such rule or any successor rule may be amended from time to time ("Rule 31a-1"), that are applicable to the fulfillment of MSS's duties hereunder, as well as any other documents necessary or advisable for compliance with applicable regulations as may be mutually agreed to between the Fund and MSS. Without limiting the generality of the foregoing, MSS will prepare and maintain the following records upon receipt of information in proper form from the Fund or its authorized agents:

                  o        Cash receipts journal
                  o        Cash disbursements journal
                  o        Dividend record
                  o        Purchase and sales - portfolio securities journals
                  o        Subscription and redemption journals
                  o        Security ledgers
                  o        Broker ledger
                  o        General ledger
                  o        Daily expense accruals
                  o        Daily income accruals
                  o Securities and monies borrowed or loaned and collateral therefore
                  o        Foreign currency journals
                  o        Trial balances

                  (c) Provide the Fund and its investment adviser with daily portfolio valuation, net asset value calculation and other standard operational reports as requested from time to time.

                  (d) Provide all raw data available from its fund accounting system, file all required EDGAR filings and assist in preparation of the following:

                    1.   Semi-annual financial statements;
                    2.   Semi-annual form N-SAR;
                    3.   Annual tax returns;
                    4.   Financial data necessary to update form N-1A;
                    5.   Annual proxy statement.


                  (e) Provide facilities to accommodate annual audit and any audits or examinations conducted by the Securities and Exchange Commission or any other governmental or quasi-governmental entities with jurisdiction.

MSS shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

         2.       FEES AND EXPENSES.

                  (a) In consideration of the services to be performed by MSS pursuant to this Agreement, the Fund agrees to pay MSS the fees set forth in the fee schedule attached hereto as Exhibit A.

                  (b) In addition to the fees paid under paragraph (a) above, the Fund agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Fund will be reimbursed by the Fund.

                  (c) The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice.

         3.       LIMITATION OF LIABILITY OF MSS.

                  (a) MSS shall be held to the exercise of reasonable care in carrying out the provisions of the Agreement, but shall not be liable to the Fund for any action taken or omitted by it in good faith without gross negligence, bad faith, willful misconduct or reckless disregard of its duties hereunder. It shall be entitled to rely upon and may act upon the accounting records and reports generated by the Fund, advice of the Fund, or of counsel for the Fund and upon statements of the Fund's independent accountants, and shall not be liable for any action reasonably taken or omitted pursuant to such records and reports or advice, provided that such action is not, to the knowledge of MSS, in violation of applicable federal or state laws or regulations, and provided further that such action is taken without gross negligence, bad faith, willful misconduct or reckless disregard of its duties.

                  (b) Nothing herein contained shall be construed to protect MSS against any liability to the Fund to which MSS shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties to the Fund, reckless disregard of its obligations and duties under this Agreement or the willful violation of any applicable law.

                  (c) Except as may otherwise be provided by applicable law, neither MSS nor its stockholders, officers, directors, employees or agents shall be subject to, and the Fund shall indemnify and hold such persons harmless from and against, any liability for and any damages, expenses or losses incurred by reason of the inaccuracy of information furnished to MSS by the Fund or its authorized agents.

         4.       REPORTS.

                  (a) The Fund shall provide to MSS on a quarterly basis a report of a duly authorized officer of the Fund representing that all information furnished to MSS during the preceding quarter was true, complete and correct in all material respects. MSS shall not be responsible for the accuracy of any information furnished to it by the Fund or its authorized agents, and the Fund shall hold MSS harmless in regard to any liability incurred by reason of the inaccuracy of such information.

                  (b) Whenever, in the course of performing its duties under this Agreement, MSS determines, on the basis of information supplied to MSS by the Fund or its authorized agents, that a violation of applicable law has occurred or that, to its knowledge, a possible violation of applicable law may have occurred or, with the passage of time, would occur, MSS shall promptly notify the Fund and its counsel of such violation.

         5.       ACTIVITIES OF MSS.

         The services of MSS under this Agreement are not to be deemed exclusive, and MSS shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

         6.       ACCOUNTS AND RECORDS.

         The accounts and records maintained by MSS shall be the property of the Fund, and shall be surrendered to the Fund promptly upon request by the Fund in the form in which such accounts and records have been maintained or preserved. MSS agrees to maintain a back-up set of accounts and records of the Fund (which back-up set shall be updated on at least a weekly basis) at a location other than that where the original accounts and records are stored. MSS shall assist the Fund's independent auditors, or, upon approval of the Fund, any regulatory body, in any requested review of the Fund's accounts and records. MSS shall preserve the accounts and records as they are required to be maintained and preserved by Rule 31a-1.

         7.       CONFIDENTIALITY.

         MSS agrees that it will, on behalf of itself and its officers and employees, treat all transactions contemplated by this Agreement, and all other information germane thereto, as confidential and not to be disclosed to any person except as may be authorized by the Fund.

         8.       TERM OF AGREEMENT.

         (a) This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement, without penalty, upon 60 days prior written notice.

         (b) Should the Fund exercise its right to terminate this agreement without cause, all out-of-pocket expenses associated with the movements of records and material will be borne by the Fund. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination. All such fees related to fund's exercise of its right shall not exceed $2,500.00 combined for Fund Accounting and Transfer Agency.

         9.       MISCELLANEOUS.

         (a) Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

         (b) The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         (c) This Agreement may be amended by the parties hereto only if such amendment is in writing and signed by both parties.

         (d) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

         (e) All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

         To the Fund:                           To MSS:

         Millennium Funds Inc.                  Mutual Shareholder Services
         400 Montgomery St.                     8869 Brecksville Rd, Suite C
         Suite 800                              Brecksville, OH 44141
         San Francisco, CA 94104

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Millennium Funds, Inc.                         Mutual Shareholder Services, LLC.


By: /S/Robert Dowlett                       By: /S/Gregory B. Getts, Ph.D
      Robert Dowlett                            Gregory B. Getts, Ph.D

Its: President                              Its: President

                                      Exhibit A

Combined Fund Accounting And Transfer Agency  Fees *

If average value of fund is
between the following                  Yearly Fee             Monthly Fee
---------------------                  ----------             -----------
            -      25,000,000             21,000                   1,750
    25,000,000     50,000,000             30,500                   2,542
    50,000,000     75,000,000             36,250                   3,021
    75,000,000    100,000,000             42,000                   3,500
   100,000,000    125,000,000             47,750                   3,979
   125,000,000    150,000,000             53,500                   4,458
   150,000,000        -                   59,250                   4,938



Shareholder Servicing Fees *

            11.50 Annual fee per shareholder holding directly at the fund and
                  6.50 for Fund/Serve shareholder accounts with a min of $775.00 charge per month.



Blue Sky Servicing Fees

           100.00 per state per filing per fund complex


Calculated monthly charges for Growth / Growth and Income Fund


                                               Value        Approx. Monthly Fee
Approximate Fund Size:                     9,000,000                      1,750
No of Shareholders:                              100                        775
Blue Sky States                                    -                          -
                                                                      ---------
                                                                          2,525
                                 Less 10% discount*                         252
                                                                         ------
                                 Discounted fee                           2,272

                                 Annual Fee                              32,724

* Discount calculated as follows:
         Discount           Net assets of Fund
              15%            -       9,000,000
              10%      9,000,000    10,000,000
               0%     10,000,000       -

                                 Exhibit (h)(2)



                            TRANSFER AGENCY AGREEMENT


         THIS AGREEMENT is made and entered into this 9th day of August, 2001 by and between Millennium Funds Inc., a Maryland Corporation (the "Fund"), and Mutual Shareholder Services, LLC, a Delaware Limited Liability Corporation ("MSS").

                                    RECITALS:

     A. The Fund is a non-diversified, open-end management investment company registered with the United States Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     B. The Fund desires to appoint MSS as its transfer agent and dividend disbursing and redemption agent, and MSS desires to accept such appointment.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree as follows:

1.       DUTIES OF MSS.

         1.01 Subject to the terms and conditions set forth in this Agreement, the Fund hereby employs and appoints MSS to act, and MSS agrees to act, as transfer agent for the Fund's authorized and issued shares of beneficial interest of each class of each portfolio of the Fund (the "Shares"), and as dividend disbursing and redemption agent for the Fund.

         1.02     MSS agrees that it will perform the following services:

                  (a) In accordance with procedures established from time to time by agreement between the Fund and MSS, MSS shall:

                      (i) Receive for acceptance, orders for the purchase of Shares, and promptly deliver payment and appropriate documentation therefore to the Custodian of the Fund authorized by the Board of Trustees of the Fund (the "Custodian");

                     (ii) Pursuant to purchase orders, issue the appropriate number of Shares and hold such Shares in the appropriate Shareholder account;

                    (iii)      Receive for  acceptance  redemption  requests and
                    redemption    directions   and   deliver   the   appropriate
                    documentation therefore to the Custodian;

                     (iv) At the appropriate time as and when it receives monies paid to it by the Custodian with respect to any redemption, pay over or cause to be paid over in the appropriate manner such monies as instructed by the redeeming Shareholders;

                      (v) Effect transfers of Shares by the registered owners thereof upon receipt of appropriate instructions;

                     (vi) Prepare and transmit payments for dividends and distributions declared by the Fund;

                    (vii) Maintain records of account for and advise the Fund and its Shareholders as to the foregoing; and

                   (viii) Record the issuance of shares of the Fund and maintain pursuant to SEC Rule 17Ad-10(e) a record of the total number of shares of the Fund which are authorized, based upon data provided to it by the Fund, and issued and outstanding. MSS shall also provide the Fund on a regular basis with the total number of shares which are authorized and issued and outstanding and shall have no obligation, when recording the issuance of shares, to monitor the issuance of such shares or to take cognizance of any laws relating to the issue or sale of such shares, which functions shall be the sole responsibility of the Fund.

                  (b) In addition, MSS shall perform all of the customary services of a transfer agent, dividend disbursing and redemption agent, including but not limited to: maintaining all Shareholder accounts, preparing Shareholder meeting lists, mailing proxies, receiving and tabulating proxies, mailing Shareholder reports and prospectuses to current Shareholders, withholding taxes on U.S. resident and non-resident alien accounts, preparing and filing U.S. Treasury Department Forms 1099 and other appropriate forms required with respect to dividends and distributions by federal authorities for all Shareholders, preparing and mailing confirmation forms and statements of account to Shareholders for all purchases and redemptions of Shares and other confirmable transactions in Shareholder accounts, preparing and mailing activity statements for Shareholders, and providing Shareholder account information and provide a system and reports which will enable the Fund to monitor the total number of Shares sold in each State.

         Procedures applicable to certain of these services may be established from time to time by agreement between the Fund and MSS.

2.       FEES AND EXPENSES

         2.01 In consideration of the services to be performed by MSS pursuant to this Agreement, the Fund agrees to pay MSS the fees set forth in the fee schedule attached hereto as Exhibit "A".

         2.02 In addition to the fee paid under Section 2.01 above, the Fund agrees to reimburse MSS for out-of-pocket expenses or advances incurred by MSS in connection with the performance of its obligations under this Agreement. In addition, any other expenses incurred by MSS at the request or with the consent of the Fund will be reimbursed by the Fund.

         2.03 The Fund agrees to pay all fees and reimbursable expenses within five days following the receipt of the respective billing notice. Postage for mailing of dividends, proxies, Fund reports and other mailings to all shareholder accounts shall be advanced to MSS by the Fund at least seven days prior to the mailing date of such materials.

3.       REPRESENTATIONS AND WARRANTIES OF MSS

         MSS represents and warrants to the Fund that:

          3.01 It is a Limited Liability Corporation duly organized and existingand in good standing under the laws of the State of Delaware.

          3.02 It is duly qualified to carry on its business in the State of Ohio.

          3.03 It is empowered under applicable laws and by its charter and by-laws to enter into and perform this Agreement.

          3.04 All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

          3.05 It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

          3.06 MSS is duly registered as a transfer agent under the Securities Act of 1934 and shall continue to be registered throughout the remainder of this Agreement.

4.       REPRESENTATIONS AND WARRANTIES OF THE FUND

         The Fund represents and warrants to MSS that:

          4.01 It is a Corporation duly organized and existing and in good standing under the laws of Delaware.

          4.02 It is empowered under applicable laws and by its charter and By-Laws to enter into and perform this Agreement.

          4.03 All corporate proceedings required by said charter and By-Laws have been taken to authorize it to enter into and perform this Agreement.

          4.04 It is an open-end and non-diversified management investment company registered under the 1940 Act.

          4.05 A registration statement under the Securities Act of 1933 is currently or will become effective and will remain effective, and appropriate state securities law filings as required, have been or will be made and will continue to be made, with respect to all Shares of the Fund being offered for sale.

5.       INDEMNIFICATION

          5.01 MSS shall not be responsible for, and the Fund shall indemnify and hold MSS harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

              (a) All actions of MSS or its agents or subcontractors required to be taken pursuant to this Agreement, provided that such actions are taken in good faith and without gross negligence or willful misconduct.

              (b) The Fund's refusal or failure to comply with the terms of this Agreement, or which arise out of the Fund's lack of good faith, gross negligence or willful misconduct or which arise out of the breach of any representation or warranty of the Fund hereunder.

              (c) The reliance on or use by MSS or its agents or subcontractors of information, records and documents which (i) are received by MSS or its agents or subcontractors and furnished to it by or on behalf of the Fund, and (ii) have been prepared and/or maintained by the Fund or any other person or firm on behalf of the Fund.

              (d) The reliance on, or the carrying out by MSS or its agents or subcontractors of, any instructions or requests of the Fund.

              (e) The offer or sale of Shares in violation of any requirement under the federal securities laws or regulations or the securities laws or regulations of any state that such Shares be registered in such state or in violation of any stop order or other determination or ruling by any federal agency or any state with respect to the offer or sale of such Shares in such state.

          5.02 MSS shall indemnify and hold the Fund harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to any action or failure or omission to act by MSS as a result of MSS's lack of good faith, gross or ordinary negligence or willful misconduct.

          5.03 At any time MSS may apply to any officer of the Fund for instructions, and may consult with legal counsel with respect to any matter arising in connection with the services to be performed by MSS under this Agreement, and MSS and its agents or subcontractors shall not be liable and shall be indemnified by the Fund for any action taken or omitted by it in reliance upon such instructions or upon the opinion of such counsel. MSS, its agents and subcontractors shall be protected and indemnified in acting upon any paper or document furnished by or on behalf of the Fund, reasonably believed to be genuine and to have been signed by the proper person or persons, or upon any instruction, information, data, records or documents provided MSS or its agents or subcontractors by machine readable input, telex, CRT data entry or other similar means authorized by the Fund, and shall not be held to have notice of any change of authority of any person, until receipt of written notice thereof from the Fund. MSS, its agents and subcontractors shall also be protected and indemnified in recognizing stock certificates which are reasonably believed to bear the proper manual or facsimile signatures of the officers of the Fund, and the proper countersignature of any former transfer agent or registrar, or of a co-transfer agent or co-registrar.

          5.04 In the event either party is unable to perform its obligations under the terms of this Agreement because of acts of God, strikes, equipment or transmission failure or damage reasonably beyond its control, or other causes reasonably beyond its control, such party shall not be liable for damages to the other for any damages resulting from such failure to perform or otherwise from such causes.

          5.05 Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this Agreement or for any act or failure to act hereunder.

          5.06 Upon the assertion of a claim for which either party may be required to indemnify the other, the party of seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate with the party seeking indemnification the defense of such claim. The party seeking indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

6.       COVENANTS OF THE FUND AND MSS

          6.01 The Fund shall promptly furnish to MSS a certified copy of the resolution of the Board of Directors of the Fund authorizing the appointment of MSS and the execution and delivery of this Agreement.

          6.02 MSS hereby agrees to establish and maintain facilities and procedures reasonably acceptable to the Fund for safekeeping of stock certificates, check forms and facsimile signature imprinting devices, if any; and for the preparation or use, and for keeping account of, such certificates, forms and devices.

          6.03 MSS shall keep records relating to the services to be performed hereunder, in the form and manner as it may deem advisable. To the extent required by Section 31 of the 1940 Act, as amended, and the Rules thereunder, MSS agrees that all such records prepared or maintained by MSS relating to the services to be performed by MSS hereunder are the property of the Fund and will be preserved, maintained and made available in accordance with such Section and Rules, and will be surrendered promptly to the Fund on and in accordance with its request.

          6.04 MSS and the Fund agree that all books, records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except as may be required by law.

          6.05 In case of any requests or demands for the inspection of the Shareholder records of the Fund, MSS will endeavor to notify the Fund and to secure instructions from an authorized officer of the Fund as to such inspection. MSS reserves the right, however, to exhibit the Shareholder records to any person whenever it is advised by its counsel that it may be held liable for the failure to exhibit the Shareholder records to such person, and shall promptly notify the Fund of any unusual request to inspect or copy the shareholder records of the Fund or the receipt of any other unusual request to inspect, copy or produce the records of the Fund.

7.       TERM OF AGREEMENT

          7.01 This Agreement shall become effective as of the date hereof and shall remain in force for a period of three years; provided, however, that each party to this Agreement have the option to terminate the Agreement without penalty, upon 60 days prior written notice.

          7.02 Should the Fund exercise its right to terminate this agreement without cause, all out-of-pocket expenses associated with the movement of records and material will be borne by the Fund. Additionally, MSS reserves the right to charge for any other reasonable expenses associated with such termination, all such fees related to Fund's exercise of its right, shall not exceed $2,500.00 combined for Fund Accounting and Transfer Agency.

8.       MISCELLANEOUS

          8.01 Neither this Agreement nor any rights or obligations hereunder may be assigned by either party without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

          8.02 This Agreement may be amended or modified by a written agreement executed by both parties and authorized or approved by a resolution of the Board of Directors of the Fund.

          8.03 The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio as at the time in effect and the applicable provisions of the 1940 Act. To the extent that the applicable law of the State of Ohio, or any of the provisions here in, conflict with the applicable provisions of the 1940 Act, the latter shall control.

          8.04 This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

          8.05 All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by telex or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To the Fund:                                  To MSS:

Millennium Funds Inc.                         Mutual Shareholder Services, LLC
400 Montgomery St.                            8869 Brecksville Rd, Suite C
Suite 800                                     Brecksville, OH 44141
San Fransico, CA 94104

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


Millennium Funds Inc.                      Mutual Shareholder Services, LLC
---------------------



By: /S/Robert Dowlett                      By:/S/Gregory B. Getts, Ph.D
    --------------------------                -----------------------------
      Robert Dowlett                             Gregory B. Getts, Ph.D

Its: President                             Its: President

                                   Exhibit (i)



Kirkpatrick & Lockhart LLP                               Four Embarcadero Center
                                                         10th Floor
                                                         San Francisco, CA 94111
                                                         415.249.1000
                                                         415.249.1001 Fax
                                                         www.kl.com



October 30, 2001


Millennium Funds, Inc.
400 Montgomery Street, Suite 800
San Francisco, CA 94104


Ladies and Gentlemen:

         We have acted as counsel to Millennium Funds, Inc., a Maryland corporation (the "Company"), in connection with Post-Effective Amendment No. 3 ("PEA") to the Company's Registration Statement on Form N-1A (File No. 002-96538) relating to the issuance and sale of Shares of the Company. You have requested our opinion with respect to the matters set forth below.

         In this opinion letter, the term "Shares" refers to the shares of common stock of each series of the Company listed in Schedule A attached to this opinion letter that may be issued during the time that the PEA is effective and has not been superseded by another post-effective amendment.

         In connection with rendering the opinions set forth below, we have examined copies, believed by us to be genuine, of the Company's Articles of Incorporation, and Bylaws, and any amendments thereto, and such other documents relating to its organization and operation and such resolutions of the Company's Board of Directors as we have deemed relevant to our opinions, as set forth herein.

         The opinions set forth in this letter are limited to the laws and facts in existence on the date hereof, and are further limited to the laws (other than laws relating to choice of law) of the State of Maryland that in our experience are normally applicable to the issuance of shares of companies organized under the laws of the State of Maryland and to the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder.

         Based on and subject to the foregoing, and the additional qualifications and other matters set forth below, it is our opinion that as of the date hereof the Shares, when sold in accordance with the terms contemplated by the PEA, including receipt by the Company of full payment for the Shares and compliance with the 1933 Act and 1940 Act, will have been validly issued and will be fully paid and non-assessable.

         We are furnishing this opinion letter to you solely in connection with the issuance of the Shares. You may not rely on this opinion letter in any other connection, and it may not be furnished to or relied upon by any other person for any purpose, without specific prior written consent.

         The foregoing opinions are rendered as of the date of this letter, except as otherwise indicated. We assume no obligation to update or supplement our opinions to reflect any changes of law or fact that may occur.

         We hereby consent to this opinion letter accompanying the PEA when it is filed with the SEC and to the reference to our firm in the Statement of Additional Information that is being filed as part of such PEA.




                                       Very truly yours,

                                       /s/ Kirkpatrick & Lockhark LLP

                                       KIRKPATRICK & LOCKHART LLP

                                   SCHEDULE A


                           The Millennium Growth Fund

                      The Millennium Growth & Income Funds

                                 Exhibit (j)(2)


McCurdy                                                27955 Clemens Road
& Associates                                           Westlake, Ohio 44145-1121
CPA's, Inc.                                            Phone: (440) 835-8500
                                                       Fax: (440) 835-1093



                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the incorporation by reference this Registration Statement on Form N-1A of our report dated July 20, 2001 relating to the financial statements and financial highlights which appear in the June 30, 2001 Annual Report to Shareholders of Millennium Growth Fund and Millennium Growth and Income Fund, each a series of Millennium Funds, Inc., which are incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Accontants" in such Registration Statements.


/S/ McCurdy & Associates CPA's, Inc.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 31,2001

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None.

ITEM 25.  INDEMNIFICATION.

(a) In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

         "NINTH:(1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

         (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.

         The description of Millennium Capital Advisors, Inc. Under the Captions "Management - The Adviser" and "Management - The Advisor" in the Prospectus and Statement of Additional Information, constituting certain parts of Parts A and B, respectively, of this Registration Statement, are incorporated by reference herein.

         The address of Millennium Capital Advisors, Inc., is 400 Montgomery Street, San Francisco, California 94104. The following are the directors and officers of Millennium Capital Advisors, Inc., including any business connections of a substantial nature that they have had in the past two years. Unless other indicated, the address of any other business connection is also 400 Montgomery Street, San Francisco, California 94104.

NAME                            TITLE               BUSINESS CONNECTION

Robert A. Dowlett      President and CEO and     Millennium Capital Advisors,
                       Director                  Inc.
                       President & CEO           Ridgeway Helms Securities
                                                 Corporation


ITEM 27.  Not Applicable

(a)  Not Applicable

(b)      Not Applicable


 (c)      Not Applicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

         The accounts and records of the Company required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are located, in whole or in part, at the office of the Investment Advisor and the Company at 400 Montgomery Street, San Francisco, California 94104; except transfer agency records which are maintained at the offices of the transfer agent, Mutual Shareholder Services, LLC, 8869 Brecksville Rd., Suite C, Brecksville, Ohio 44141

ITEM 29.  MANAGEMENT SERVICES.

         Not Applicable

ITEM 30. UNDERTAKINGS.

         None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to the Registration Statement meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused it to be signed on its behalf by the undersigned, hereunto duly authorized in San Francisco, California on the 31ST day of October, 2001.


                                  Millennium Funds, Inc.

                                  /s/ ROBERT A DOWLETT
                                  By: Robert A. Dowlett, President



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.



NAME                            TITLE                           DATE
----                            -----                           ----



/s/ ROBERT A. DOWLETT           Director, Chairman of           October 31, 2001
---------------------           the Board, Chief Executive
Robert A. Dowlett               Officer and Chief Financial
                                Officer




/s/ D. IAN HOPPER               Director                        October 31, 2001
-----------------
D. Ian Hopper



/s/ MARK T. MORTAROTTI          Director                        October 31, 2001
----------------------
Mark T. Mortarotti



/s/ GLENN PIERCE                Director                        October 31, 2001
----------------
Glenn Pierce